UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09721

Fixed Income SHares
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)         (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (‘‘OMB’’) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Fixed Income SHares — Series C, M, R
Annual Report
October 31, 2006

Contents

Letter to Shareholders	1
Important Information	2
Management Discussion & Analysis/Performance & Statistics	3-5
Schedules of Investments	6-36
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40-42
Financial Highlights	43-44
Notes to Financial Statements	45-57
Report of Independent Registered Public Accounting Firm	58
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements	59-60
Tax Information	61
Privacy Policy	62
Board of Trustees	63
Principal Officers	64

(THIS PAGE INTENTIONALLY LEFT BLANK)

Fixed Income SHares —
Letter to Shareholders

December 4, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for Fixed-Income SHares – Series C, Series M and Series R (the ‘‘Portfolios’’) for the fiscal year ended October 31, 2006.

In the second half of the 12-month reporting period, after nearly two years and 17 consecutive increases, the Federal Reserve (the ‘‘Fed’’) chose to keep short-term interest rates unchanged at 5.25%. In making this decision, the Fed cited weakness in the housing sector and falling energy prices. Largely due to this action, the broad bond market rallied.

For specific information on the Portfolios and their performance during the reporting period, please review the following pages.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolios’ shareholder servicing agent at 800-628-1237. You will also find a wide range of information and resources on our Web site at www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager, and Pacific Investment Management Company LLC, the Portfolios’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

10.31.06 | Fixed Income SHares — 1

Fixed Income SHares — Series C, M, R
Important Information
October 31, 2006 (unaudited)

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Portfolios may be subject to various risks as described in the prospectus. Some of these risks may include, but are not limited to, the following: derivative risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments: this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The Portfolios have adopted written proxy voting policies and procedures (‘‘Proxy Policy’’) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Portfolios will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Portfolios may consider in determining how to vote proxies for each portfolio, and information about how each portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 628-1237. on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the SEC’s website at http://www.sec.gov.

The Portfolios file complete schedules of their portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of each Portfolio’s Form N-Q is available without charge, upon request, by calling the Portfolios at (800) 462-9727. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Holdings are subject to change daily.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or ‘‘wrap fee’’ charges. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Portfolios involve risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein is transmitted to the shareholders of Fixed Income SHares — Series C, Series M, and Series R for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

2 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares — Series C
Performance & Statistics
October 31, 2006 (unaudited)

Symbol:

FXICX

Primary Investments:

Intermediate maturity fixed income securities.

Inception Date:

3/17/00

Net Assets:

$1,449.6 million

Portfolio Manager:

Managed by a team of investment professionals led by Bill Gross.

Management Review
Series C

•	Series C seeks maximum total return, consistent with preservation of capital and prudent investment management, by normally investing substantially all of its net assets in a portfolio of intermediate maturity U.S. and foreign fixed-income securities.

•	At October 31, 2006, the Portfolio’s duration was 8.35 years versus 7.27 years at October 31, 2005.

•	The Portfolio’s average credit quality was AA on October 31, 2006, which represented no change from October 31, 2005.

•	An allocation to mortgages added to performance as this sector outpaced like-duration treasuries.

•	An underweight to consumer cyclicals and non-cyclicals helped the Portfolio amid concerns of a weakening economy.

•	An overweight to airlines aided performance in the first quarter of the reporting period as this sector saw resilient revenues and increased capacity.

•	The Portfolio’s focus on short and intermediate maturities detracted from performance as the yield curve flattened during the reporting period.

•	An underweight to banks and insurance detracted from returns as the banking sector benefited from income generated by increased fees, and major property and casualty insurance firms profited after a benign hurricane season.

•	Non-U.S. strategies, especially positions in short maturity U.K. bonds and currency exposure to the Japanese yen, detracted from returns.

Average Annual Total Returns (for periods ended 10/31/2006)	1 year	5 years	Since Inception (3/17/2000)*
FISH: Series C	7.69%	8.14%	10.12%
Lehman Intermediate U.S. Credit Index	5.02%	4.93%	6.68%

* Index since inception calculation began 3/31/00

Change in Value of $10,000 Investment in the
Series C and the Lehman Intermediate U.S. Credit Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 3

Fixed Income SHares — Series M
Performance & Statistics
October 31, 2006 (unaudited)

Symbol:

FXIMX

Primary Investments:

Intermediate maturity mortgage-backed securities

Inception Date:

3/17/00

Net Assets:

$1,454.1 million

Portfolio Manager:

Managed by a team of investment professionals led by Bill Gross.

Management Review
Series M

•	Series M seeks maximum total return, consistent with preservation of capital and prudent investment management, by normally investing substantially all of its net assets in a portfolio of intermediate maturity mortgage- and other asset-backed securities.

•	At October 31, 2006, the Portfolio’s duration was 9.89 years versus 7.60 years at October 31, 2005.

•	The Portfolio’s average credit quality was AAA on October 31, 2006, which represented no change from October 31, 2005.

•	Favorable coupon selection added value during the reporting period. Specifically, emphasis on Federal National Mortgage Association (FNMA) 15-year 5% and 5.5% coupons boosted returns as these outperformed the broader market.

•	An overweight to 30-year conventional mortgages added to returns as these outperformed their Government National Mortgage Association (GNMA) counterparts.

•	A modest allocation to high quality asset-backed securities, which had attractive yields in a rising-interest-rate environment, was positive for returns.

•	Above-index duration was slightly negative for performance as U.S. interest rates rose during the reporting period.

•	A bias toward short maturities detracted from performance as the yield curve flattened over the year.

Average Annual Total Returns (for periods ended 10/31/2006)	1 year	5 years	Since Inception (3/17/2000)*
FISH: Series M	7.80%	7.08%	9.61%
Lehman Fixed Rate Mortgage-Backed Securities Index	5.69%	4.39%	6.25%

* Index since inception calculation began 3/31/00

Change in Value of $10,000 Investment in the
Series M and the Lehman Fixed Rate Mortgaged-
Backed Securities Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares — Series R
Performance & Statistics
October 31, 2006 (unaudited)

Symbol:

FXIRX

Primary Investments:

Intermediate maturity Inflation-indexed fixed income securities.

Inception Date:

4/15/04

Net Assets:

$154.8 million

Portfolio Manager:

Managed by a team of investment professionals led by Bill Gross.

Management Review
Series R

•	Series R seeks maximum total return, consistent with preservation of capital and prudent investment management, by normally investing substantially all of its net assets in a portfolio of inflation-indexed U.S. and foreign fixed-income securities.

•	At October 31, 2006, the Portfolio’s duration was 7.03 years compared to 6.88 years at October 31, 2005.

•	The Portfolio’s average credit quality was AAA on October 31, 2006, which represented no change from October 31, 2005.

•	Break-even inflation, defined as the difference between a real inflation-adjusted yield on Treasury Inflation-Protected Securities (TIPS) and a nominal yield on a Treasury of the same maturity, was 2.29% at October 31, 2006 (for the 10-year maturity) compared to 2.61% at October 31, 2005.

•	Positives for performance included positions in nominal bonds and a small short duration position in Eurozone bonds.

•	Detractors from performance included above-benchmark duration for inflation linked bonds and the Portfolio’s bias towards a steepening yield curve.

Average Annual Total Returns (for periods ended 10/31/2006)	1 year	Since Inception (4/15/2004)*
FISH: Series R	2.49%	4.80%
Lehman U.S. TIPS Index	3.05%	2.95%

* Index since inception calculation began 3/31/04

Change in Value of $10,000 Investment in the
Series R and the Lehman U.S. TIPS Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 5

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES–39.8%
	Aerospace–0.1%
$2,100	Embraer Overseas Ltd., 6.375%, 1/24/17 (b)(d)	Baa3/BBB−	$2,105,250
	Airlines–0.7%
	Continental Airlines, Inc., pass thru certificates,
500	6.32%, 11/1/08, Ser. 98-3	Baa3/A−	506,891
2,100	6.503%, 6/15/11, Ser. 01-1	Baa3/BBB+	2,140,477
900	7.918%, 5/1/10, Ser. 00-1	Baa3/BBB+	945,698
	Delta Air Lines, Inc., pass thru certificates, Ser. 00-1
422	7.379%, 5/18/10	NR/BB	422,736
3,360	7.57%, 5/18/12	NR/BB	3,370,500
1,073	JetBlue Airways Corp., pass thru certificates, 8.505%, 5/15/10, Ser. 04-2, FRN	Ba3/BB−	1,074,850
2,000	Northwest Airlines, Inc., pass thru certificates, 6.841%, 10/1/12, Ser. 1A-2	NR/BB	1,983,750
96	United Air Lines, Inc., pass thru certificates, 10.125%, 3/22/15, Ser. 91-B2 (b)(d)(f)(g)	NR/NR	44,213
			10,489,115
	Automotive–0.0%
200	DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12	Baa1/BBB	213,639
	Banking–4.0%
8,900	BNP Paribas, 5.186%, 6/29/15, VRN (d)	A1/A+	8,502,366
4,500	Commonwealth Bank of Australia, 6.024%, 3/15/16, VRN (d)	A2/A−	4,519,337
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14, VRN (d)	A1/A	5,103,125
	HBOS PLC, VRN (d),
3,400	5.375%, 11/1/13	Aa3/A	3,361,359
400	5.92%, 10/1/15	A1/A	392,366
	HSBC Capital Funding L.P., VRN (d),
5,900	4.61%, 6/27/13	A1/A	5,531,474
1,000	10.176%, 6/30/30	A1/A	1,485,692
2,500	HSBC Holdings PLC, 6.50%, 5/2/36	Aa3/A+	2,717,752
500	KBC Bank Funding Trust III, 9.86%, 11/2/09, VRN (d)	A2/A−	559,820
3,100	Resona Bank Ltd., 5.85%, 4/15/16, VRN (d)	Baa1/BBB	3,042,021
2,710	Royal Bank of Scotland Group PLC ADR, 9.118%, 3/31/10, Ser. 1	A1/A	3,020,252
	Sumitomo Mitsui Banking Corp.,
¥200,000	0.95%, 6/2/49 (g)	NR/NR	1,702,050
$2,600	5.625%, 10/15/15, VRN (d)	A2/BBB+	2,548,460
2,700	United Overseas Bank Ltd., 5.375%, 9/3/19, VRN (d)	A1/A−	2,670,427
6,700	USB Capital IX, 6.189%, 4/15/11, VRN	Aa3/A	6,847,407
5,400	Wachovia Capital Trust III, 5.80%, 3/15/11, VRN	A2/A−	5,452,758
			57,456,666
	Computer Services–0.1%
1,110	Cisco Systems, Inc., 5.479%, 2/20/09, FRN	A1/A+	1,111,559

6 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Computer Software–0.2%
	Oracle Corp. & Ozark Holding, Inc.,
$2,300	5.00%, 1/15/11	A3/A−	$2,286,515
800	5.603%, 1/13/09, FRN	A3/A−	801,593
			3,088,108
	Consumer Products–0.1%
500	American Greetings Corp., 7.375%, 6/1/16	Ba2/BB+	511,250
700	Clorox Co., 5.515%, 12/14/07, FRN	A3/A−	701,406
			1,212,656
	Diversified Manufacturing–0.2%
3,000	General Electric Co., 5.43%, 12/9/08, FRN	Aaa/AAA	3,003,351
	Electronics–0.2%
500	Sanmina-SCI Corp., 8.125%, 3/1/16	Ba3/B	494,375
2,000	Xerox Corp., 6.16%, 12/18/09, FRN	Ba1/BB+	2,020,000
			2,514,375
	Energy–1.2%
	Energy Transfer Partners L.P.,
2,100	6.125%, 2/15/17	Baa3/BBB	2,137,019
2,600	6.625%, 10/15/36	Baa3/BBB	2,679,303
1,700	Northwest Pipeline Corp., 7.00%, 6/15/16	Ba1/BB−	1,768,000
	NRG Energy, Inc.,
500	7.25%, 2/1/14	B1/B−	506,875
1,100	7.375%, 2/1/16	B1/B−	1,115,125
550	Peabody Energy Corp., 7.375%, 11/1/16	Ba1/BB	574,750
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37 (d)	Baa3/BBB−	2,670,829
573	System Energy Resources, Inc., 5.129%, 1/15/14 (d)	Baa3/BBB	561,115
3,900	TECO Energy, Inc., 6.75%, 5/1/15	Ba2/BB	3,997,500
1,400	Xcel Energy, Inc., 6.50%, 7/1/36	Baa1/BBB−	1,501,410
			17,511,926
	Financial Services–11.2%
4,650	ABX Financing Co., 6.35%, 10/15/36 (d)	Baa1/A−	4,629,364
	Citigroup, Inc.,
300	3.50%, 2/1/08	Aa1/AA−	293,851
8,500	6.125%, 8/25/36	Aa2/A+	8,857,833
5,000	6.625%, 6/15/32	Aa2/A+	5,542,800
	Ford Motor Credit Co.,
3,000	6.375%, 11/5/08	B1/B	2,888,568
3,000	7.375%, 2/1/11	B1/B	2,868,993
2,350	7.875%, 6/15/10	B1/B	2,294,930
2,500	Fund American Cos., Inc., 5.875%, 5/15/13	Baa2/BBB	2,502,728

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 7

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Financial Services (continued)
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, VRN (d)	Aaa/AA+	$12,870,308
$7,100	5.43%, 12/12/08, FRN	Aaa/AAA	7,109,344
	Goldman Sachs Group, Inc.,
1,600	4.125%, 1/15/08	Aa3/AA−	1,579,931
1,900	5.25%, 10/15/13	Aa3/AA−	1,889,858
4,800	5.477%, 12/22/08, Ser. B, FRN	Aa3/AA−	4,807,694
2,600	5.77%, 10/7/11, FRN	Aa3/AA−	2,625,800
9,700	HSBC Finance Capital Trust IX, 5.911%, 11/30/35, VRN	A1/A	9,772,585
	HSBC Finance Corp.,
400	4.125%, 11/16/09	Aa3/AA−	388,259
1,000	7.00%, 5/15/12	Aa3/AA−	1,083,742
	JP Morgan Chase & Co.,
2,700	6.55%, 9/29/36, Ser. T	A2/A−	2,806,429
2,400	6.625%, 3/15/12	A1/A	2,552,822
	Lehman Brothers Holdings, Inc.,
4,750	5.599%, 12/23/10, FRN	A1/A+	4,763,100
11,200	5.75%, 1/3/17	A2/A	11,356,475
2,700	MBNA Capital, 6.289%, 2/1/27, Ser. B, FRN	Aa3/A	2,696,887
	Mizuho Financial Group, Inc. (g),
¥100,000	1.317%, 11/24/49	NR/NR	861,588
¥100,000	1.883%, 12/31/49	NR/NR	874,437
$5,000	Mizuho JGB Investment LLC, 9.87%, 6/30/08, VRN (d)	Baa1/BBB+	5,343,410
	Morgan Stanley,
500	5.30%, 3/1/13	Aa3/A+	501,342
2,900	5.375%, 10/15/15	Aa3/A+	2,884,369
3,000	5.499%, 1/18/08, Ser. F, FRN	Aa3/A+	3,006,030
3,850	MUFG Capital Finance I Ltd., 6.346%, 7/25/16, VRN	Baa2/BBB	3,895,095
	Pemex Project Funding Master Trust,
600	5.75%, 12/15/15	Baa1/BBB	593,250
1,200	5.75%, 12/15/15 (b)(d)	Baa1/BBB	1,186,500
2,300	7.375%, 12/15/14	Baa1/BBB	2,530,000
800	8.00%, 11/15/11	Baa1/BBB	882,000
7,950	9.25%, 3/30/18	Baa1/BBB	9,917,625
700	Preferred Term Securities XIII, 5.94%, 3/24/34, FRN (b)(d)(g)	Aaa/AAA	700,366
4,000	Rabobank Capital Funding II, 5.26%, 12/31/13, VRN (d)	Aa2/AA	3,933,948
3,200	Rabobank Capital Funding Trust, 5.254%, 10/21/16, UNIT, VRN (d)	Aa2/AA	3,113,120
8,400	RBS Capital Trust I, 5.512%, 9/30/14, VRN	A1/A	8,277,553
10,550	UBS Preferred Funding Trust V, 6.243%, 5/15/16, Ser. 1, VRN	A1/AA−	10,987,656
2,460	UFJ Finance Aruba AEC, 6.75%, 7/15/13	A2/A−	2,639,213
4,600	Washington Mutual, Inc., 5.25%, 9/15/17	A3/A−	4,442,712
			162,752,515

8 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Food–0.4%
$3,450	H.J. Heinz Co., 6.428%, 12/1/08 (d)	Baa2/BBB	$3,517,520
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB−	410,576
2,000	Tyson Foods, Inc., 6.85%, 4/1/16	Ba1/BBB−	2,067,332
			5,995,428
	Healthcare & Hospitals–1.3%
	Boston Scientific Corp.,
2,600	5.45%, 6/15/14	Baa3/BBB+	2,511,301
2,800	6.00%, 6/15/11	Baa3/BBB+	2,830,624
3,600	Cardinal Health, Inc., 5.642%, 10/2/09, FRN (d)	Baa2/BBB	3,602,750
500	Community Health Systems, Inc., 6.50%, 12/15/12	B2/B	480,625
950	Coventry Health Care, Inc., 5.875%, 1/15/12	Ba1/BBB−	948,077
1,400	DaVita, Inc., 7.25%, 3/15/15	B3/B	1,400,000
	HCA, Inc.,
900	6.95%, 5/1/12	Ba2/B−	797,625
1,000	7.19%, 11/15/15	Ba2/B−	850,416
5,000	Humana, Inc., 6.45%, 6/1/16	Baa3/BBB	5,211,730
			18,633,148
	Hotels/Gaming–1.0%
2,709	Hilton Hotels Corp., 8.25%, 2/15/11	Ba2/BB	2,919,034
2,275	Mandalay Resort Group, 7.625%, 7/15/13	B1/B+	2,232,344
	MGM Mirage, Inc.,
1,000	6.00%, 10/1/09	Ba2/BB	992,500
5,500	6.625%, 7/15/15	Ba2/BB	5,231,875
1,000	6.75%, 4/1/13	Ba2/BB	975,000
1,250	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/1/12	Baa3/BBB−	1,317,187
800	Station Casinos, Inc., 6.00%, 4/1/12	Ba2/BB−	767,000
			14,434,940
	Insurance–1.5%
	American International Group, Inc.,
12,400	5.05%, 10/1/15	Aa2/AA	12,136,996
4,500	6.25%, 5/1/36	Aa2/AA	4,831,191
5,000	Metropolitan Life Global Funding I, 4.625%, 8/19/10 (d)	Aa2/AA	4,907,000
			21,875,187
	Metals & Mining–0.4%
1,200	Barrick Gold Finance Co., 4.875%, 11/15/14	Baa1/A−	1,139,284
2,100	Corp Nacional del Cobre de Chile, 6.15%, 10/24/36 (d)	Aa2/A	2,144,625
1,850	Vale Overseas Ltd., 6.25%, 1/11/16	Baa3/BBB	1,871,275
			5,155,184
	Multi-Media–3.1%
1,530	British Sky Broadcasting PLC, 8.20%, 7/15/09	Baa2/BBB	1,638,602
2,000	Clear Channel Communications, Inc., 4.25%, 5/15/09	Baa3/BBB−	1,930,302

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 9

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Multi-Media (continued)
$500	Cleveland Electric Illuminating Co., 6.86%, 10/1/08	Baa2/BBB	$513,768
1,000	Comcast Cable Communications, Inc., 7.125%, 6/15/13	Baa2/BBB+	1,081,953
	Comcast Corp.,
800	5.30%, 1/15/14	Baa2/BBB+	783,414
1,400	5.674%, 7/14/09, FRN	Baa2/BBB+	1,403,667
1,700	5.90%, 3/15/16	Baa2/BBB+	1,714,091
3,000	COX Communications, Inc., 7.75%, 11/1/10	Baa3/BBB−	3,244,134
	CSC Holdings, Inc.,
5,050	7.875%, 12/15/07	B2/BB+	5,132,062
810	7.875%, 2/15/18	B2/B+	818,100
775	8.125%, 8/15/09, Ser. B	B2/B+	803,094
1,200	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba3/BB−	1,251,000
1,075	Historic TW, Inc., 7.48%, 1/15/08	Baa2/BBB+	1,101,500
1,000	Lenfest Communications, Inc., 7.625%, 2/15/08	Baa2/BBB+	1,026,834
	News America Holdings, Inc.,
100	5.30%, 12/15/14	Baa2/BBB	98,788
1,480	9.25%, 2/1/13	Baa2/BBB	1,754,023
CAD 800	Rogers Cable, Inc., 7.25%, 12/15/11	Ba2/BB+	761,337
$5,250	Time Warner, Inc., 6.875%, 5/1/12	Baa2/BBB+	5,579,889
	Viacom, Inc.,
200	5.625%, 8/15/12	Baa3/BBB	198,879
9,000	5.74%, 6/16/09, FRN	Baa3/BBB	9,007,578
2,300	5.75%, 4/30/11	Baa3/BBB	2,305,117
400	6.625%, 5/15/11	Baa3/BBB	416,935
2,800	Walt Disney Co., 5.49%, 9/10/09, FRN	A3/A−	2,804,060
			45,369,127
	Oil & Gas–6.4%
4,600	Anadarko Finance Co., 6.75%, 5/1/11, Ser. B	Baa2/BBB−	4,851,441
	Anadarko Petroleum Corp.,
4,000	5.95%, 9/15/16	Baa2/BBB−	4,069,876
4,000	6.45%, 9/15/36	Baa2/BBB−	4,160,040
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	Baa1/BBB+	2,436,456
	Chesapeake Energy Corp.,
1,700	6.375%, 6/15/15	Ba2/BB	1,649,000
900	7.00%, 8/15/14	Ba2/BB	906,750
3,500	7.50%, 6/15/14	Ba2/BB	3,600,625
4,850	ConocoPhillips Australia Funding Co., 5.468%, 4/9/09, FRN	A1/A−	4,858,129
10,000	ConocoPhillips Canada Funding Co., 5.625%, 10/15/16	A1/A−	10,159,500
2,900	Duke Energy Field Services LLC, 5.375%, 10/15/15 (d)	Baa2/BBB	2,835,927
4,250	El Paso Production Holding Co., 7.75%, 6/1/13	B1/B+	4,377,500
2,675	Enterprise Products Operating L.P., 4.625%, 10/15/09, Ser. B	Baa3/BB+	2,621,206
7,600	Gazprom AG, 9.625%, 3/1/13	Baa1/BBB−	9,048,560
4,000	Gazprom International S.A., 7.201%, 2/1/20	NR/BBB	4,208,000

10 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Oil & Gas (continued)
$700	Hess Corp., 7.875%, 10/1/29	Ba1/BBB−	$834,127
1,477	Kern River Funding Corp., 4.893%, 4/30/18 (d)	A3/A−	1,440,336
	Pioneer Natural Resources Co.,
400	5.875%, 7/15/16	Ba1/BB+	374,160
1,900	6.875%, 5/1/18	Ba1/BB+	1,882,419
1,800	7.20%, 1/15/28	Ba1/BB+	1,797,127
2,800	Salomon Brothers AG for OAO Siberian Oil Co., 10.75%, 1/15/09	Ba2/BB+	3,093,440
25	Sonat, Inc., 7.625%, 7/15/11	B2/B	26,000
400	Southern Natural Gas Co., 8.00%, 3/1/32	Ba1/B+	450,624
3,500	Transocean, Inc., 7.50%, 4/15/31	Baa1/A−	4,120,750
7,500	Valero Energy Corp., 3.50%, 4/1/09	Baa3/BBB	7,205,827
	Williams Cos., Inc.,
2,700	6.375%, 10/1/10 (d)	Ba2/BB−	2,700,000
2,000	7.625%, 7/15/19	Ba2/BB−	2,115,000
	XTO Energy, Inc.,
3,850	6.25%, 4/15/13	Baa2/BBB	3,994,591
3,000	7.50%, 4/15/12	Baa2/BBB	3,282,684
			93,100,095
	Paper/Paper Products–0.7%
3,900	Abitibi-Consolidated, Inc., 8.55%, 8/1/10	B2/B+	3,768,375
	Georgia-Pacific Corp.,
1,400	7.25%, 6/1/28	B2/B	1,354,500
1,000	7.375%, 12/1/25	B2/B	975,000
900	8.125%, 5/15/11	B2/B	936,000
2,500	Plum Creek Timberlands L.P., 5.875%, 11/15/15	Baa3/BBB−	2,477,525
			9,511,400
	Real Estate–0.2%
2,750	Forest City Enterprises, Inc., 7.625%, 6/1/15	Ba3/BB−	2,805,000
	Retail–0.4%
1,800	Delhaize America, Inc., 8.125%, 4/15/11	Ba1/BB+	1,947,001
	JC Penney Corp., Inc.,
850	7.125%, 11/15/23	Baa3/BBB−	937,179
1,500	8.00%, 3/1/10	Baa3/BBB−	1,612,209
1,300	Yum! Brands, Inc., 6.25%, 4/15/16	Baa2/BBB	1,344,439
			5,840,828
	Telecommunications–3.1%
	AT&T Corp., VRN,
2,400	7.30%, 11/15/11	A2/A	2,614,762
1,500	8.00%, 11/15/31	A2/A	1,884,968
100	British Telecommunications PLC, 8.375%, 12/15/10	Baa1/BBB+	112,412
2,500	Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13	Baa2/BBB+	2,859,367

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 11

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Telecommunications (continued)
	Deutsche Telekom International Finance BV,
$2,500	8.00%, 6/15/10, VRN	A3/A−	$2,731,055
€ 1,280	8.125%, 5/29/12	A3/A−	1,935,832
€ 840	France Telecom S.A., 6.75%, 3/14/08, VRN	A3/A−	1,109,851
$3,000	Nextel Communications, Inc., 7.375%, 8/1/15, Ser. D	Baa3/BBB+	3,101,199
740	Qwest Capital Funding, Inc., 7.25%, 2/15/11	B3/B	752,950
	Qwest Communications International, Inc.,
750	7.25%, 2/15/11	B2/B	765,000
5,000	7.50%, 2/15/14	B2/B	5,125,000
2,000	Qwest Corp., 8.64%, 6/15/13, FRN	Ba2/BB	2,165,000
CAD 400	Rogers Wireless, Inc., 7.625%, 12/15/11	Ba2/BB	388,701
	Sprint Capital Corp.,
$1,350	6.125%, 11/15/08	Baa3/BBB+	1,371,377
10,400	8.75%, 3/15/32	Baa3/BBB+	12,885,725
3,500	Telefonica Emisones s.A.u., 5.984%, 6/20/11	Baa1/BBB+	3,579,191
600	Verizon Global Funding Corp., 4.00%, 1/15/08	A3/A	591,063
900	Verizon New England, Inc., 6.50%, 9/15/11	Baa1/A	928,491
100	Vodafone Group PLC, 7.75%, 2/15/10	A2/A−	107,398
			45,009,342
	Tobacco–0.1%
500	Reynolds American, Inc., 7.75%, 6/1/18 (d)	Ba3/BB	536,462
900	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/1/12 (d)	Ba3/BB	939,506
			1,475,968
	Utilities–3.2%
1,000	Carolina Power & Light Co., 6.65%, 4/1/08, Ser. D	Baa1/BBB−	1,017,083
400	Columbus Southern Power Co., 5.50%, 3/1/13, Ser. C	A3/BBB	401,386
1,300	Constellation Energy Group, Inc., 7.00%, 4/1/12	Baa1/BBB+	1,398,726
	Consumers Energy Co.,
2,750	5.00%, 2/15/12	Baa2/BBB−	2,694,483
1,100	5.375%, 4/15/13, Ser. B	Baa2/BBB−	1,092,406
1,300	Dayton Power & Light Co., 5.125%, 10/1/13	A3/BBB	1,284,475
1,600	Energy East Corp., 6.75%, 7/15/36	Baa2/BBB	1,715,166
2,000	Entergy Arkansas, Inc., 4.50%, 6/1/10	Baa1/A−	1,948,926
1,500	Entergy Gulf States, Inc., 3.60%, 6/1/08	Baa3/BBB+	1,457,686
	Entergy Louisiana LLC,
3,300	4.67%, 6/1/10	Baa1/A−	3,202,462
95	8.09%, ½/17	Baa2/BBB−	98,605
900	Entergy Mississippi, Inc., 4.35%, 4/1/08	Baa2/A−	885,050
2,600	Florida Power Corp., 5.802%, 11/14/08, Ser. A, FRN	A3/BBB−	2,605,728
200	Idaho Power Co., 6.60%, 3/2/11	A3/A−	210,770
2,600	IPALCO Enterprises, Inc., 8.375%, 11/14/08	Ba1/BB−	2,704,000
1,000	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	1,024,573

12 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Utilities (continued)
	Nevada Power Co.,
$1,600	5.95%, 3/15/16, Ser. M	Ba1/BB+	$1,619,509
3,000	6.50%, 5/15/18, Ser. O	Ba1/BB+	3,149,160
	Ohio Edison Co.,
1,600	4.00%, 5/1/08	Baa2/BBB−	1,569,992
1,700	5.45%, 5/1/15	Baa2/BBB−	1,679,217
1,600	5.647%, 6/15/09 (d)	Baa2/BBB−	1,607,588
500	PSEG Power LLC, 7.75%, 4/15/11	Baa1/BBB	543,997
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	2,967,283
3,000	Sierra Pacific Power Co., 6.00%, 5/15/16, Ser. M	Ba1/BB+	3,047,886
1,000	Tampa Electric Co., 6.875%, 6/15/12	Baa2/BBB−	1,075,924
4,600	TXU Energy Co. LLC, 7.00%, 3/15/13	Baa2/BBB−	4,851,684
			45,853,765
	Waste Disposal–0.0%
500	Waste Management, Inc., 6.50%, 11/15/08	Baa3/BBB	511,902
	Total Corporate Bonds & Notes (cost–$574,539,302)		577,030,474
U.S. GOVERNMENT AGENCY SECURITIES–36.6%
	Fannie Mae–34.0%
4,933	3.571%, 2/1/34, FRN, MBS	Aaa/AAA	5,001,339
—(h)	4.00%, 2/25/09, CMO	Aaa/AAA	377
263,288	5.00%, 2/1/36, MBS	Aaa/AAA	254,365,366
10	5.427%, 8/25/18, CMO, FRN	Aaa/AAA	10,029
14	5.50%, 10/1/32, MBS	Aaa/AAA	13,689
892	5.50%, 3/1/33, MBS	Aaa/AAA	884,217
62	5.50%, 5/1/33, MBS	Aaa/AAA	61,443
852	5.50%, 6/1/33, MBS	Aaa/AAA	844,511
1,416	5.50%, 8/1/33, MBS	Aaa/AAA	1,403,112
273	5.50%, 9/1/33, MBS	Aaa/AAA	270,459
14	5.50%, 2/1/34, MBS	Aaa/AAA	14,004
64	5.50%, 3/1/34, MBS	Aaa/AAA	63,053
79	5.50%, 5/1/34, MBS	Aaa/AAA	78,579
211	5.50%, 6/1/34, MBS	Aaa/AAA	208,772
2,287	5.50%, 9/1/34, MBS	Aaa/AAA	2,265,226
687	5.50%, 10/1/34, MBS	Aaa/AAA	680,165
773	5.50%, 11/1/34, MBS	Aaa/AAA	765,982
62	5.50%, 1/1/35, MBS	Aaa/AAA	60,846
130	5.50%, 2/1/35, MBS	Aaa/AAA	128,440
761	5.50%, 3/1/35, MBS	Aaa/AAA	752,934
90	5.50%, 5/1/35, MBS	Aaa/AAA	89,001
30,490	5.50%, 6/1/35, MBS	Aaa/AAA	30,157,895
11,606	5.50%, 7/1/35, MBS	Aaa/AAA	11,479,507

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 13

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
8,090	5.50%, 11/1/36 (e)	Aaa/AAA	7,996,463
$24	5.582%, 2/1/18, FRN, MBS	Aaa/AAA	$23,604
15	5.884%, 4/1/17, FRN, MBS	Aaa/AAA	15,751
3,000	6.00%, 6/1/36, MBS	Aaa/AAA	3,019,514
4,058	6.00%, 8/1/36, MBS	Aaa/AAA	4,084,489
3,942	6.00%, 10/1/36, MBS	Aaa/AAA	3,967,546
162,900	6.00%, 11/1/36 (e)	Aaa/AAA	163,918,125
8	7.50%, 6/1/32, MBS	Aaa/AAA	8,653
			492,633,091
	Freddie Mac–0.0%
59	4.248%, 6/1/30, FRN, MBS	Aaa/AAA	58,777
14	5.00%, 12/1/18, FRN, MBS	Aaa/AAA	13,987
			72,764
	Government National Mortgage Association–0.4%
3,974	3.75%, 6/20/34, FRN, MBS	Aaa/AAA	3,886,327
31	4.375%, 1/20/22, FRN, MBS	Aaa/AAA	31,316
62	5.50%, 12/15/32, MBS	Aaa/AAA	62,105
39	5.50%, 1/15/33, MBS	Aaa/AAA	39,267
489	5.50%, 7/15/33, MBS	Aaa/AAA	487,408
124	5.50%, 9/15/33, MBS	Aaa/AAA	123,304
24	5.50%, 10/15/33, MBS	Aaa/AAA	24,064
84	5.50%, 11/15/33, MBS	Aaa/AAA	83,642
494	5.50%, 12/15/33, MBS	Aaa/AAA	493,048
80	5.50%, 1/15/34, MBS	Aaa/AAA	79,716
25	7.50%, 1/15/31, MBS	Aaa/AAA	26,566
54	7.50%, 8/15/31, MBS	Aaa/AAA	56,765
			5,393,528
	Other Government Agencies–2.2%
1,634	Small Business Administration Participation Certificates, 4.504%, 2/10/14	NR/NR	1,588,649
30,000	Small Business Administration Participation Certificates, 5.70%, 8/1/26, CMO	NR/AAA	30,765,996
			32,354,645
	Total U.S. Government Agency Securities (cost–$528,992,632)		530,454,028
U.S. TREASURY BONDS & NOTES–9.0%
	U.S. Treasury Bonds & Notes,
4,000	3.625%, 7/15/09		3,901,408
70,900	4.25%, 8/15/13 (e)		69,548,504
6,690	5.125%, 5/15/16		6,956,557
12,000	6.00%, 2/15/26		13,775,628
31,100	6.25%, 8/15/23 (e)		36,202,359
	Total U.S. Treasury Bonds & Notes (cost–$128,670,576)		130,384,456

14 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*
SOVEREIGN DEBT OBLIGATIONS–4.6%
	Brazil–1.1%
	Federal Republic of Brazil,
$795	8.00%, 1/15/18	Ba2/BB	$880,860
200	8.875%, 4/15/24	Ba2/BB	244,700
4,000	10.50%, 7/14/14	Ba2/BB	5,068,000
350	11.00%, 1/11/12	Ba2/BB	432,250
7,200	11.00%, 8/17/40	Ba2/BB	9,491,400
			16,117,210
	France–2.3%
€ 25,000	France Government Bond, 4.00%, 4/25/55, OAT	Aaa/AAA	33,083,796
	Mexico–0.7%
	United Mexican States,
550	5.625%, 1/15/17	Baa1/BBB	551,100
4,000	8.00%, 9/24/22, Ser. A	Baa1/BBB	4,860,000
3,300	8.30%, 8/15/31	Baa1/BBB	4,204,200
			9,615,300
	Russia–0.5%
7,230	Russian Federation, 5.00%, 3/31/30, VRN	Baa2/BBB+	8,115,719
	Total Sovereign Debt Obligations (cost–$60,222,799)		66,932,025
MORTGAGE-BACKED SECURITIES–4.3%
	Chase Commercial Mortgage Securities Corp.,
3,000	6.275%, 2/12/16, CMO, VRN (d)	Aaa/NR	3,142,756
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
205	5.509%, 8/25/33, FRN (d)(g)	Aaa/AAA	205,211
30,375	6.25%, 12/18/35	Aaa/AAA	30,586,282
	Downey Savings & Loan Assoc. Mortgage Loan Trust,
5,750	6.765%, 7/19/44, CMO, FRN	Aaa/AAA	5,871,571
10,588	Greenpoint Mortgage Funding Trust, 5.56%, 6/25/45, CMO, FRN	Aaa/AAA	10,593,337
36,473	Hilton Hotel Pool Trust, 0.873%, 10/3/15, CMO, IO, VRN (d)	Aaa/AA	867,539
2,558	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (d)	B3/NR	2,067,232
668	PNC Mortgage Acceptance Corp., 7.61%, 2/15/10, CMO	Aaa/NR	706,237
8,686	Washington Mutual, Inc., 5.745%, 11/25/34, CMO, FRN	Aaa/AAA	8,743,906
	Total Mortgage-Backed Securities (cost–$62,940,185)		62,784,071
ASSET-BACKED SECURITIES–0.8%
72	Citigroup Mortgage Loan Trust, Inc., 5.63%, 11/25/34, FRN	Aaa/AAA	72,321
419	FC CBO, 5.763%, 6/3/09, FRN (d)(g)	A3/AA	419,086
	Green Tree Financial Corp.,
618	6.22%, 3/1/30	NR/BBB	624,813
7,222	6.53%, 2/1/31	NR/B−	6,668,159
2,489	Isles CBO Ltd., 6.18%, 10/27/10, FRN (d)(g)	Baa3/NR	2,427,003

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 15

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*
$215	IXIS Real Estate Capital Trust, 5.44%, 12/25/35, FRN	Aaa/AAA	$215,253
	Keystone Owner Trust (d),
220	8.35%, 12/25/24	Ba2/NR	219,054
8	9.00%, 1/25/29	Ba2/NR	8,488
	Total Asset-Backed Securities (cost–$10,602,634)		10,654,177
SENIOR LOANS (a)(b)(c)–0.7%
	Automotive–0.1%
	Hertz Corp., Term B,
111	5.39%, 12/21/12		112,070
245	7.60%, 12/21/12		246,696
38	7.61%, 12/21/12		38,073
255	7.62%, 12/21/12		257,296
92	7.70%, 12/21/12		93,272
253	7.73%, 12/21/12		255,070
			1,002,477
	Consumer Products–0.2%
	Reynolds American, Inc.,
89	7.25%, 5/31/12		89,881
2,903	7.313%, 5/31/12		2,922,959
			3,012,840
	Paper/Paper Products–0.4%
	Georgia-Pacific Corp., Term B,
1,098	7.367%, 12/20/12		1,108,850
286	7.376%, 12/20/12		287,520
4,571	7.39%, 12/20/12		4,600,315
			5,996,685
	Total Senior Loans (cost–$9,941,405)		10,012,002
MUNICIPAL BONDS–0.6%
	Michigan–0.6%
8,555	Detroit City School Dist., GO, 5.00%, 5/1/33, Ser. B (FGIC) (cost–$8,505,097)	Aaa/AAA	8,955,374

PREFERRED STOCK–0.1%
Shares
	Financial Services–0.1%
56,000	Goldman Sachs Group, Inc., 6.196%, Ser. A (cost–$1,400,000)	A2/A	1,451,520
RIGHTS (k)–0.0%
	Government–0.0%
250,000	Mexico Government International Bond, expires 6/30/07, Ser. E, VRN (cost–$0)	NR/NR	5,463

16 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*
SHORT-TERM INVESTMENTS–21.7%
	Sovereign Debt Obligations–12.8%
	France–1.6%
€ 18,480	France Treasury Bill BTF, 2.958%, 11/2/06	NR/NR	$23,585,014
	Germany–7.8%
€ 39,140	German Government Bond, 4.00%, 2/16/07	Aaa/AAA	50,018,544
€ 50,000	German Treasury Bill, 3.011%, 12/13/06	NR/NR	63,593,342
			113,611,886
	Netherlands–3.3%
€ 37,060	Dutch Treasury Certificate, 3.171%, 12/15/06	NR/NR	47,118,233
	Russia–0.1%
$1,334	Russian Federation, 10.00%, 6/26/07	Baa2/BBB+	1,374,554
	Total Sovereign Debt Obligations (cost–$183,906,685)		185,689,687
	U.S. Treasury Bills (j)—2.0%
29,590	4.72%-6.82%, 11/30/06-12/14/06 (cost–$29,420,541)		29,420,541
	Corporate Notes–1.5%
	Automotive–0.2%
3,000	DaimlerChrysler NA Holding Corp., 5.87%, 9/10/07, Ser. D, FRN	Baa1/BBB	3,008,238
	Financial Services–0.4%
5,000	General Motors Acceptance Corp., 6.274%, 1/16/07, FRN	Ba1/BB	4,999,595
	Hotels/Gaming–0.4%
2,000	MGM Mirage, Inc., 9.75%, 6/1/07	B1/B+	2,050,000
3,750	Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 5/1/07	Baa3/BBB−	3,792,188
			5,842,188
	Insurance–0.0%
500	Prudential Financial, Inc., 4.104%, 11/15/06	A3/A	499,812
	Oil & Gas–0.2%
2,000	Southern Natural Gas Co., 6.70%, 10/1/07	Ba1/B+	2,019,386
	Paper Products–0.1%
851	Weyerhaeuser Co., 6.125%, 3/15/07	Baa2/BBB	851,481
	Telecommunications–0.1%
1,700	Vodafone Group PLC, 5.427%, 6/29/07, FRN	A3/A−	1,700,260
	Utilities–0.1%
600	FirstEnergy Corp., 5.50%, 11/15/06, Ser. A	Baa3/BBB−	599,998
55	PNPP II Funding Corp., 8.51%, 11/30/06	Baa2/BBB−	54,609
200	Progress Energy, Inc., 6.05%, 4/15/07	Baa2/BBB−	200,704

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 17

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value*
	Utilities (continued)
$900	System Energy Resources, Inc., 4.875%, 10/1/07	Baa3/BBB	$893,413
			1,748,724
	Total Corporate Notes (cost–$20,661,177)		20,669,684
	Commercial Paper–1.0%
	Banking–1.0%
14,800	Total Finance, 5.29%, 11/1/06 (cost–$14,800,000)	NR/NR	14,800,000
	U.S. Treasury Bonds & Notes (i)(j)–0.0%
129	U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/07 (cost–$128,771)		127,215
	Repurchase Agreements–4.4%
58,000	Credit Suisse First Boston, dated 10/31/06, 5.25%, due 11/1/06, proceeds $58,008,458; collateralized by U.S. Treasury Note, 2.50%, 7/15/16, valued at $59,430,576 including accrued interest		58,000,000
6,139	State Street Bank & Trust Co., dated 10/31/06, 4.90%, due 11/1/06, proceeds $6,139,836; collateralized by Federal Home Loan Bank, 4.125%, 10/19/07, valued at $6,264,504 including accrued interest		6,139,000
	Total Repurchase Agreements (cost–$64,139,000)		64,139,000
	Total Short-Term Investments (cost–$313,056,174)		314,846,127
OPTIONS PURCHASED (k)–0.1%
Contracts/ Notional Amount
	Call Options–0.1%
256,000,000	Swap Option, 6 month LIBOR, Over the Counter, strike rate 5.00%, expires 6/15/07		657,515
	Put Options–0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
1,877	strike price $90.50, expires 9/17/07		5
3,417	strike price $91.25, expires 6/18/07		9
7,370	strike price $91.50, expires 12/17/07		18
315	strike price $92, expires 3/19/07		1
			33
	Total Options Purchased (cost–$1,065,215)		657,548
	Total Investments before options written (cost–$1,699,936,019)–118.3%		1,714,167,265
OPTIONS WRITTEN (k)–(0.1)%
	Call Options–(0.1)%
64,000,000	Swap Option, 6 month LIBOR, Over the Counter, strike rate 4.85%, expires 6/15/07		(1,131,255)

18 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)			Value*
$940	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade, strike price $109, expires 11/21/06		$(146,875)
			(1,278,130)
	Put Options–(0.0)%
940	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade, strike price $104, expires 11/21/06		(14,688)
	Total Options Written (premiums received–$1,250,688)		(1,292,818)
	Total Investments net of options written (cost–$1,698,685,331)	118.2%	1,712,874,447
	Liabilities in excess of other assets	(18.2)	(263,299,241)
	Net Assets	100.0%	$1,449,575,206

See accompanying Notes to Financial Statements | 10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 19

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES–217.0%
	Fannie Mae–168.8%
$864	3.85%, 10/1/08	Aaa/AAA	$847,078
3,695	4.00%, 11/25/19, CMO	Aaa/AAA	3,399,669
8,478	4.039%, 1/1/34, FRN, MBS	Aaa/AAA	8,339,119
300	4.50%, 11/25/14, CMO	Aaa/AAA	296,507
32,503	4.50%, 1/25/25, CMO	Aaa/AAA	32,050,544
684	4.573%, 12/1/34, FRN, MBS	Aaa/AAA	675,866
952	4.633%, 10/1/34, FRN, MBS	Aaa/AAA	940,296
53	4.655%, 3/25/41, CMO, FRN	Aaa/AAA	53,871
50	4.70%, 5/25/42, CMO, FRN	Aaa/AAA	51,073
156	4.791%, 9/1/32, FRN, MBS	Aaa/AAA	156,315
1,507	4.842%, 4/1/35, FRN, MBS	Aaa/AAA	1,492,446
666	4.857%, 1/1/33, FRN, MBS	Aaa/AAA	654,459
2,480	4.874%, 1/1/33, FRN, MBS	Aaa/AAA	2,482,709
7,155	4.95%, 11/1/35, FRN, MBS	Aaa/AAA	7,128,794
1,130	4.965%, 2/1/33, FRN, MBS	Aaa/AAA	1,114,526
2,292	5.00%, 9/25/14, CMO	Aaa/AAA	2,279,036
200	5.00%, 1/25/16, CMO	Aaa/AAA	198,215
2,729	5.00%, 1/1/19, MBS	Aaa/AAA	2,694,866
12,517	5.00%, 6/1/19, MBS	Aaa/AAA	12,348,722
3,273	5.00%, 7/1/19, MBS	Aaa/AAA	3,228,635
7,658	5.00%, 8/1/19, MBS	Aaa/AAA	7,555,449
9,572	5.00%, 9/1/19, MBS	Aaa/AAA	9,447,148
3,433	5.00%, 10/1/19, MBS	Aaa/AAA	3,387,405
3,733	5.00%, 11/1/19, MBS	Aaa/AAA	3,683,414
3,680	5.00%, 12/1/19, MBS	Aaa/AAA	3,630,480
7,089	5.00%, 1/1/20, MBS	Aaa/AAA	6,993,493
3,677	5.00%, 2/1/20, MBS	Aaa/AAA	3,622,876
322	5.00%, 3/1/20, MBS	Aaa/AAA	316,998
764	5.00%, 4/1/20, MBS	Aaa/AAA	753,282
2,644	5.00%, 5/1/20, MBS	Aaa/AAA	2,604,873
1,707	5.00%, 6/1/20, MBS	Aaa/AAA	1,682,064
28,404	5.00%, 7/1/20, MBS	Aaa/AAA	27,987,606
49,130	5.00%, 8/1/20, MBS	Aaa/AAA	48,410,012
28,585	5.00%, 9/1/20, MBS	Aaa/AAA	28,165,821
12,983	5.00%, 10/1/20, MBS	Aaa/AAA	12,792,612
18,287	5.00%, 11/1/20, MBS	Aaa/AAA	18,019,012
41,755	5.00%, 12/1/20, MBS	Aaa/AAA	41,143,575
24,929	5.00%, 1/1/21, MBS	Aaa/AAA	24,563,810
9,693	5.00%, 2/1/21, MBS	Aaa/AAA	9,549,886
5,928	5.00%, 3/1/21, MBS	Aaa/AAA	5,840,989
1,065	5.00%, 4/1/21, MBS	Aaa/AAA	1,049,277
129,500	5.00%, 11/1/21 (e)	Aaa/AAA	127,557,500

20 Fixed Income SHares — Series C, M, R, Annual Report | 10.31.06

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$—(h)	5.00%, 11/1/33, MBS	Aaa/AAA	$51
2,482	5.00%, 7/1/35, MBS	Aaa/AAA	2,397,667
2,257	5.00%, 8/1/35, MBS	Aaa/AAA	2,180,122
818	5.00%, 9/1/35, MBS	Aaa/AAA	789,856
281,931	5.00%, 10/1/35, MBS (l)	Aaa/AAA	272,376,493
132,821	5.00%, 2/1/36, MBS (e)	Aaa/AAA	128,319,677
107,000	5.00%, 11/1/36 (e)	Aaa/AAA	103,321,875
1,210	5.116%, 12/1/32, FRN, MBS	Aaa/AAA	1,228,613
146	5.125%, 1/1/18, FRN, MBS	Aaa/AAA	146,396
114	5.134%, 5/1/18, FRN, MBS	Aaa/AAA	115,354
2,057	5.163%, 5/1/33, FRN, MBS	Aaa/AAA	2,101,107
91	5.308%, 6/1/20, FRN, MBS	Aaa/AAA	90,695
99	5.34%, 5/1/17, FRN, MBS	Aaa/AAA	98,668
152	5.50%, 4/1/16, MBS	Aaa/AAA	152,307
43,000	5.50%, 11/1/21 (e)	Aaa/AAA	43,053,750
1,152	5.50%, 2/25/24, CMO	Aaa/AAA	1,145,769
1,128	5.50%, 10/1/32, MBS	Aaa/AAA	1,117,982
1,796	5.50%, 11/1/32, MBS	Aaa/AAA	1,781,458
144	5.50%, 12/1/32, MBS	Aaa/AAA	142,975
2,979	5.50%, 1/1/33, MBS	Aaa/AAA	2,953,531
3,328	5.50%, 2/1/33, MBS	Aaa/AAA	3,299,574
382	5.50%, 3/1/33, MBS	Aaa/AAA	378,607
238	5.50%, 4/1/33, MBS	Aaa/AAA	236,202
1,620	5.50%, 5/1/33, MBS	Aaa/AAA	1,605,261
1,093	5.50%, 6/1/33, MBS	Aaa/AAA	1,083,244
196	5.50%, 7/1/33, MBS	Aaa/AAA	194,030
626	5.50%, 8/1/33, MBS	Aaa/AAA	620,448
3,722	5.50%, 9/1/33, MBS	Aaa/AAA	3,689,563
69	5.50%, 10/1/33, MBS	Aaa/AAA	68,136
67	5.50%, 11/1/33, MBS	Aaa/AAA	66,830
4,463	5.50%, 12/1/33, MBS	Aaa/AAA	4,423,729
8,430	5.50%, 1/1/34, MBS	Aaa/AAA	8,355,355
353	5.50%, 2/1/34, MBS	Aaa/AAA	349,769
446	5.50%, 3/1/34, MBS	Aaa/AAA	442,250
24	5.50%, 4/1/34, MBS	Aaa/AAA	24,010
1,140	5.50%, 5/1/34, MBS	Aaa/AAA	1,128,836
601	5.50%, 1/1/35, MBS	Aaa/AAA	595,319
778	5.50%, 4/1/35, MBS	Aaa/AAA	769,404
786	5.50%, 5/1/35, MBS	Aaa/AAA	777,361
1,178	5.50%, 6/1/35, MBS	Aaa/AAA	1,165,324
802	5.50%, 7/1/35, MBS	Aaa/AAA	793,453
620	5.50%, 12/1/35, MBS	Aaa/AAA	613,437
9,992	5.50%, 1/1/36, MBS	Aaa/AAA	9,883,447

10.31.06 | Fixed Income SHares — Series C, M, R, Annual Report 21

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$9,812	5.50%, 2/1/36, MBS	Aaa/AAA	$9,702,023
15,244	5.50%, 3/1/36, MBS	Aaa/AAA	15,071,909
10,642	5.50%, 4/1/36, MBS	Aaa/AAA	10,525,279
4,211	5.50%, 6/1/36, MBS	Aaa/AAA	4,163,664
355	5.50%, 7/1/36, MBS	Aaa/AAA	350,893
450,000	5.50%, 11/1/36 (e)	Aaa/AAA	444,797,100
150,500	5.50%, 12/1/36 (e)	Aaa/AAA	148,712,812
961	5.597%, 9/1/32, FRN, MBS	Aaa/AAA	966,449
1,435	5.717%, 5/1/28, FRN, MBS	Aaa/AAA	1,451,887
159	5.726%, 10/1/32, FRN, MBS	Aaa/AAA	160,449
32	5.73%, 3/25/09, CMO, FRN	Aaa/AAA	32,425
2,577	5.771%, 9/1/35, FRN, MBS	Aaa/AAA	2,632,376
142	5.794%, 8/25/21, CMO, FRN	Aaa/AAA	143,132
195	5.807%, 11/1/32, FRN, MBS	Aaa/AAA	197,346
1,408	5.927%, 1/1/22, FRN, MBS	Aaa/AAA	1,435,890
21	6.00%, 3/25/31, CMO	Aaa/AAA	20,516
652	6.00%, 12/1/31, MBS	Aaa/AAA	660,153
25	6.00%, 1/1/33, MBS	Aaa/AAA	24,728
22	6.00%, 3/1/34, MBS	Aaa/AAA	22,468
35	6.00%, 7/1/34, MBS	Aaa/AAA	35,588
2	6.00%, 9/1/34, MBS	Aaa/AAA	2,281
745	6.00%, 10/1/34, MBS	Aaa/AAA	750,971
154	6.00%, 2/1/35, MBS	Aaa/AAA	155,075
131	6.00%, 5/1/35, MBS	Aaa/AAA	131,444
1,000	6.00%, 12/1/35, MBS	Aaa/AAA	1,006,640
4,000	6.00%, 1/1/36, MBS	Aaa/AAA	4,025,850
8,999	6.00%, 2/1/36, MBS	Aaa/AAA	9,058,580
8,999	6.00%, 3/1/36, MBS	Aaa/AAA	9,057,634
3,000	6.00%, 5/1/36, MBS	Aaa/AAA	3,019,921
10,999	6.00%, 6/1/36, MBS	Aaa/AAA	11,070,441
13,999	6.00%, 7/1/36, MBS	Aaa/AAA	14,089,651
44,996	6.00%, 8/1/36, MBS	Aaa/AAA	45,288,166
19,998	6.00%, 9/1/36, MBS	Aaa/AAA	20,128,072
63,994	6.00%, 10/1/36, MBS	Aaa/AAA	64,409,808
4,999	6.00%, 11/1/36, MBS	Aaa/AAA	5,032,016
429,500	6.00%, 11/1/36 (e)	Aaa/AAA	432,184,375
23,000	6.00%, 12/1/36 (e)	Aaa/AAA	23,129,375
188	6.144%, 12/25/08, CMO, FRN	Aaa/AAA	189,970
3	6.50%, 2/25/09, CMO	Aaa/AAA	2,902
12	6.50%, 4/1/24, MBS	Aaa/AAA	12,006
6	6.50%, 1/1/26, MBS	Aaa/AAA	6,095
343	6.50%, 7/18/27, CMO	Aaa/AAA	353,350
325	6.50%, 1/1/29, MBS	Aaa/AAA	334,273

22 Fixed Income SHares — Series C, M, R, Annual Report | 10.31.06

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Fannie Mae (continued)
$215	6.50%, 2/1/32, MBS	Aaa/AAA	$220,763
7	6.50%, 3/1/32, MBS	Aaa/AAA	7,654
236	6.50%, 10/1/33, MBS	Aaa/AAA	240,830
87,000	6.50%, 11/1/36 (e)	Aaa/AAA	88,685,625
1,083	6.512%, 5/1/34, FRN, MBS	Aaa/AAA	1,095,272
2,677	6.543%, 1/1/20, FRN, MBS	Aaa/AAA	2,726,737
80	7.00%, 3/25/31, CMO	Aaa/AAA	79,867
137	7.01%, 8/1/22, MBS	Aaa/AAA	141,304
64	7.01%, 11/1/22, MBS	Aaa/AAA	65,827
48	7.25%, 8/1/32, FRN, MBS	Aaa/AAA	48,343
246	7.335%, 9/1/27, FRN, MBS	Aaa/AAA	247,553
33	7.50%, 9/1/30, MBS	Aaa/AAA	34,431
27	7.50%, 12/1/30, MBS	Aaa/AAA	28,508
3	7.50%, 7/1/31, MBS	Aaa/AAA	2,905
87	7.50%, 8/1/31, MBS	Aaa/AAA	90,879
97	7.50%, 11/1/31, MBS	Aaa/AAA	100,611
1,870	7.73%, 4/1/13, MBS	Aaa/AAA	2,093,985
13	7.806%, 2/1/25, FRN, MBS	Aaa/AAA	13,325
529	11.00%, 7/15/20, MBS	Aaa/AAA	597,558
			2,454,336,223
	Freddie Mac–31.4%
1,416	3.354%, 5/1/34, FRN, MBS	Aaa/AAA	1,349,541
4,785	3.60%, 12/5/08	Aaa/AAA	4,664,078
900	4.00%, 10/15/09	Aaa/AAA	877,834
3,658	4.00%, 12/15/17, CMO	Aaa/AAA	3,634,868
45	4.50%, 5/15/18, CMO	Aaa/AAA	42,830
15,677	4.934%, 6/1/35, FRN, MBS	Aaa/AAA	15,503,888
73	5.00%, 7/1/34, MBS	Aaa/AAA	70,459
51	5.00%, 4/1/35, MBS	Aaa/AAA	49,670
853	5.00%, 9/1/35, MBS	Aaa/AAA	824,843
47	5.00%, 12/1/35, MBS	Aaa/AAA	45,599
140,000	5.00%, 12/1/36 (e)	Aaa/AAA	135,231,320
1,217	5.059%, 10/1/32, FRN, MBS	Aaa/AAA	1,229,320
1,029	5.115%, 10/1/32, FRN, MBS	Aaa/AAA	1,031,155
149	5.183%, 8/1/32, FRN, MBS	Aaa/AAA	151,547
85	5.47%, 7/1/32, FRN, MBS	Aaa/AAA	86,144
146	5.50%, 5/15/15, CMO	Aaa/AAA	145,246
454	5.50%, 1/1/35, MBS	Aaa/AAA	450,006
1,029	5.50%, 6/1/35, MBS	Aaa/AAA	1,019,492
202,000	5.50%, 12/1/36 (e)	Aaa/AAA	199,664,476
367	5.509%, 8/1/32, FRN, MBS	Aaa/AAA	371,067
11,276	5.73%, 8/15/32, CMO, FRN	Aaa/AAA	11,357,360
655	5.78%, 9/15/16, CMO, FRN	Aaa/AAA	658,727

10.31.06 | Fixed Income SHares — Series C, M, R, Annual Report 23

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Freddie Mac (continued)
$206	5.78%, 8/15/29, CMO, FRN	Aaa/AAA	$207,202
137	5.78%, 12/15/31, CMO, FRN	Aaa/AAA	137,223
152	5.799%, 1/1/33, FRN, MBS	Aaa/AAA	155,699
35	5.83%, 9/15/30, CMO, FRN	Aaa/AAA	35,091
141	5.831%, 8/1/32, FRN, MBS	Aaa/AAA	142,073
52	5.88%, 3/15/32, CMO, FRN	Aaa/AAA	52,638
1,149	5.93%, 5/15/29, CMO, FRN	Aaa/AAA	1,153,844
61	6.00%, 7/1/08, MBS	Aaa/AAA	60,845
192	6.00%, 8/15/16, CMO	Aaa/AAA	195,522
1,656	6.00%, 4/1/17, MBS	Aaa/AAA	1,682,124
167	6.00%, 5/1/17, MBS	Aaa/AAA	169,898
207	6.00%, 6/1/17, MBS	Aaa/AAA	210,342
425	6.00%, 7/1/17, MBS	Aaa/AAA	431,941
3,300	6.00%, 12/15/28, CMO	Aaa/AAA	3,321,348
155	6.025%, 3/15/20, CMO, FRN	Aaa/AAA	154,483
223	6.025%, 2/15/24, CMO, FRN	Aaa/AAA	223,556
738	6.026%, 2/1/33, FRN, MBS	Aaa/AAA	756,062
27	6.075%, 10/15/19, CMO, FRN	Aaa/AAA	26,907
344	6.325%, 12/15/13, CMO, FRN	Aaa/AAA	351,309
402	6.395%, 1/1/32, FRN, MBS	Aaa/AAA	410,828
1,025	6.485%, 3/1/32, FRN, MBS	Aaa/AAA	1,041,484
296	6.50%, 8/15/16, CMO	Aaa/AAA	304,181
60	6.50%, 12/15/23, CMO	Aaa/AAA	61,208
64,000	6.50%, 12/1/36 (e)	Aaa/AAA	65,180,000
215	6.525%, 9/15/22, CMO, FRN	Aaa/AAA	214,869
359	6.615%, 4/1/32, FRN, MBS	Aaa/AAA	365,580
57	6.725%, 8/15/23, CMO, FRN	Aaa/AAA	59,649
616	6.742%, 2/1/29, FRN, MBS	Aaa/AAA	626,555
44	7.00%, 4/1/29, MBS	Aaa/AAA	45,794
3	7.00%, 12/1/29, MBS	Aaa/AAA	3,260
—(h)	7.00%, 1/1/30, MBS	Aaa/AAA	321
16	7.00%, 2/1/30, MBS	Aaa/AAA	16,910
47	7.00%, 3/1/30, MBS	Aaa/AAA	48,809
2	7.00%, 6/1/30, MBS	Aaa/AAA	2,406
173	7.031%, 8/1/29, FRN, MBS	Aaa/AAA	174,718
115	7.075%, 7/1/29, FRN, MBS	Aaa/AAA	117,416
352	7.50%, 8/15/30, CMO	Aaa/AAA	364,632
			456,966,197
	Government National Mortgage Association–16.8%
16	3.75%, 8/20/17, FRN, MBS	Aaa/AAA	16,420
14	3.75%, 7/20/20, FRN, MBS	Aaa/AAA	14,360
9	3.75%, 7/20/21, FRN, MBS	Aaa/AAA	9,316
17	3.75%, 8/20/21, FRN, MBS	Aaa/AAA	17,529

24 Fixed Income SHares — Series C, M, R, Annual Report | 10.31.06

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Government National Mortgage Association–(continued)
$31	3.75%, 9/20/21, FRN, MBS	Aaa/AAA	$30,872
7	3.75%, 8/20/25, FRN, MBS	Aaa/AAA	6,633
23	3.75%, 9/20/25, FRN, MBS	Aaa/AAA	23,124
16	3.75%, 8/20/26, FRN, MBS	Aaa/AAA	15,584
12	3.75%, 7/20/27, FRN, MBS	Aaa/AAA	12,481
18	3.75%, 9/20/27, FRN, MBS	Aaa/AAA	18,254
40	3.75%, 3/20/30, FRN, MBS	Aaa/AAA	39,495
18	4.125%, 10/20/25, FRN, MBS	Aaa/AAA	18,353
13	4.125%, 11/20/25, FRN, MBS	Aaa/AAA	12,980
18	4.125%, 10/20/26, FRN, MBS	Aaa/AAA	17,852
34	4.125%, 10/20/27, FRN, MBS	Aaa/AAA	34,759
12	4.375%, 1/20/18, FRN, MBS	Aaa/AAA	12,306
108	4.375%, 5/20/18, FRN, MBS	Aaa/AAA	108,065
97	4.375%, 4/20/19, FRN, MBS	Aaa/AAA	97,229
22	4.375%, 5/20/19, FRN, MBS	Aaa/AAA	21,896
24	4.375%, 6/20/21, FRN, MBS	Aaa/AAA	24,549
50	4.375%, 1/20/22, FRN, MBS	Aaa/AAA	49,963
15	4.375%, 4/20/22, FRN, MBS	Aaa/AAA	14,915
31	4.375%, 5/20/22, FRN, MBS	Aaa/AAA	31,336
52	4.375%, 2/20/23, FRN, MBS	Aaa/AAA	52,824
47	4.375%, 3/20/23, FRN, MBS	Aaa/AAA	47,269
48	4.375%, 4/20/23, FRN, MBS	Aaa/AAA	48,067
264	4.375%, 4/20/24, FRN, MBS	Aaa/AAA	265,607
17	4.375%, 5/20/24, FRN, MBS	Aaa/AAA	16,922
6	4.375%, 4/20/25, FRN, MBS	Aaa/AAA	5,839
18	4.375%, 5/20/25, FRN, MBS	Aaa/AAA	17,735
39	4.375%, 6/20/25, FRN, MBS	Aaa/AAA	39,679
23	4.375%, 1/20/26, FRN, MBS	Aaa/AAA	22,704
27	4.375%, 6/20/26, FRN, MBS	Aaa/AAA	27,050
13	4.375%, 1/20/27, FRN, MBS	Aaa/AAA	13,559
35	4.375%, 4/20/27, FRN, MBS	Aaa/AAA	35,196
89	4.375%, 6/20/27, FRN, MBS	Aaa/AAA	89,234
9	4.375%, 2/20/28, FRN, MBS	Aaa/AAA	9,565
44	4.375%, 4/20/28, FRN, MBS	Aaa/AAA	44,718
56	4.375%, 4/20/29, FRN, MBS	Aaa/AAA	56,020
127	4.375%, 6/20/29, FRN, MBS	Aaa/AAA	127,338
60	4.375%, 5/20/30, FRN, MBS	Aaa/AAA	60,439
91	4.375%, 5/20/32, FRN, MBS	Aaa/AAA	91,944
142	4.375%, 6/20/32, FRN, MBS	Aaa/AAA	142,398
41	4.38%, 2/20/28, FRN, MBS	Aaa/AAA	41,582
21	4.38%, 4/20/28, FRN, MBS	Aaa/AAA	21,502
8	4.50%, 8/20/18, FRN, MBS	Aaa/AAA	7,649
121	4.50%, 8/20/28, FRN, MBS	Aaa/AAA	121,206

10.31.06 | Fixed Income SHares — Series C, M, R, Annual Report 25

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Government National Mortgage Association–(continued)
$69	4.50%, 7/20/29, FRN, MBS	Aaa/AAA	$69,366
2,199	4.75%, 8/20/23, FRN, MBS	Aaa/AAA	2,215,994
79	4.75%, 8/20/25, FRN, MBS	Aaa/AAA	79,690
117	4.875%, 6/20/22, FRN, MBS	Aaa/AAA	118,240
150	5.00%, 2/20/29, CMO	Aaa/AAA	148,661
205	5.125%, 11/20/23, FRN, MBS	Aaa/AAA	206,105
905	5.25%, 1/20/28, FRN, MBS	Aaa/AAA	907,497
91	5.25%, 2/20/28, FRN, MBS	Aaa/AAA	90,967
259	5.25%, 1/20/30, FRN, MBS	Aaa/AAA	260,325
406	5.375%, 3/20/17, FRN, MBS	Aaa/AAA	407,815
1,120	5.375%, 2/20/22, FRN, MBS	Aaa/AAA	1,128,023
40	5.375%, 4/20/22, FRN, MBS	Aaa/AAA	40,577
132	5.375%, 2/20/27, FRN, MBS	Aaa/AAA	133,060
146	5.375%, 3/20/28, FRN, MBS	Aaa/AAA	146,688
483	5.50%, 6/15/29, MBS	Aaa/AAA	482,590
125	5.50%, 3/20/31, FRN, MBS	Aaa/AAA	126,393
111	5.50%, 3/20/32, FRN, MBS	Aaa/AAA	111,834
23	5.50%, 9/15/32, MBS	Aaa/AAA	23,120
334	5.50%, 12/15/32, MBS	Aaa/AAA	332,980
359	5.50%, 1/15/33, MBS	Aaa/AAA	357,791
310	5.50%, 6/15/33, MBS	Aaa/AAA	309,191
853	5.50%, 7/15/33, MBS	Aaa/AAA	850,618
1,668	5.50%, 1/15/34, MBS	Aaa/AAA	1,662,213
1,343	5.50%, 3/15/34, MBS	Aaa/AAA	1,339,002
43	5.50%, 4/15/34, MBS	Aaa/AAA	42,813
1,724	5.50%, 12/15/34, MBS	Aaa/AAA	1,718,796
318	5.50%, 2/15/35, MBS	Aaa/AAA	317,005
2,244	5.50%, 3/15/35, MBS	Aaa/AAA	2,235,775
1,576	5.50%, 6/15/35, MBS	Aaa/AAA	1,570,813
327	5.50%, 7/15/35, MBS	Aaa/AAA	325,929
828	5.50%, 8/15/35, MBS	Aaa/AAA	825,435
7,398	5.50%, 9/15/35, MBS	Aaa/AAA	7,371,374
18,086	5.50%, 10/15/35, MBS	Aaa/AAA	18,026,307
3,099	5.50%, 11/15/35, MBS	Aaa/AAA	3,087,394
1,678	5.50%, 12/15/35, MBS	Aaa/AAA	1,672,070
2,408	5.50%, 1/15/36, MBS	Aaa/AAA	2,398,801
1,986	5.50%, 2/15/36, MBS	Aaa/AAA	1,978,337
6,272	5.50%, 3/15/36, MBS	Aaa/AAA	6,248,153
4,900	5.50%, 4/15/36, MBS	Aaa/AAA	4,880,649
18,481	5.50%, 5/15/36, MBS	Aaa/AAA	18,409,948
10,442	5.50%, 6/15/36, MBS	Aaa/AAA	10,401,859
12,564	5.50%, 7/15/36, MBS	Aaa/AAA	12,515,302
37,000	5.50%, 11/1/36 (e)	Aaa/AAA	36,849,706

26 Fixed Income SHares — Series C, M, R, Annual Report | 10.31.06

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Government National Mortgage Association–(continued)
$73	5.68%, 6/20/32, CMO, FRN	Aaa/AAA	$73,694
1,961	5.875%, 10/20/27, CMO, FRN	Aaa/AAA	1,956,421
93	6.00%, 3/20/13, CMO	Aaa/AAA	93,440
76	6.00%, 3/15/33, MBS	Aaa/AAA	76,721
1,328	6.00%, 6/15/36, MBS	Aaa/AAA	1,346,567
12,549	6.00%, 7/15/36, MBS	Aaa/AAA	12,726,513
82,000	6.00%, 12/1/36 (e)	Aaa/AAA	83,076,250
4	6.50%, 5/15/23, MBS	Aaa/AAA	3,830
3	6.50%, 8/15/23, MBS	Aaa/AAA	2,584
1	6.50%, 12/15/23, MBS	Aaa/AAA	799
			243,836,342
	Total U.S. Government Agency Securities (cost–$3,138,209,296)		3,155,138,762
MORTGAGE-BACKED SECURITIES–17.9%
7,603	Adjustable Rate Mortgage Trust, 4.627%, 5/25/35, CMO, VRN	Aaa/AAA	7,478,358
4,070	Banc of America Funding Corp., 4.626%, 2/20/36, CMO, FRN	NR/AAA	4,017,613
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
535	4.65%, 1/25/34	Aaa/AAA	533,101
152	4.667%, 1/25/35	Aaa/AAA	150,689
720	4.978%, 2/25/34	Aaa/AAA	714,674
	Bear Stearns Alt-A Trust, CMO, VRN,
9,947	4.693%, 6/25/34	Aaa/AA+	9,928,274
381	5.406%, 5/25/35	Aaa/AAA	383,220
66	Bear Stearns Mortgage Securities, Inc., 6.729%, 3/25/31, CMO, VRN	Aaa/NR	67,723
11,362	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (d)	Aaa/NR	11,473,032
1,824	Citigroup Mortgage Loan Trust, Inc., 4.70%, 12/25/35, CMO, FRN	Aaa/AAA	1,794,985
3,505	Commercial Capital Access One, Inc., 7.673%, 11/15/28, CMO, VRN (d)	NR/NR	3,664,265
	Commercial Mortgage, pass through certificates, CMO (d),
7,000	5.362%, 2/5/19	NR/AAA	7,052,264
2,000	5.468%, 2/5/19, VRN	NR/AA	2,025,668
	Countrywide Alternative Loan Trust, CMO, FRN,
14,629	5.55%, 5/25/35	Aaa/AAA	14,661,830
12,240	5.59%, 12/25/35	Aaa/AAA	12,282,156
145	Countrywide Home Loan Mortgage Pass-Through Trust,
	5.59%, 2/25/35, CMO, FRN	Aaa/AAA	145,567
	Countrywide Home Loans, CMO, FRN,
4,421	5.64%, 3/25/35	Aaa/AAA	4,441,943
5,338	5.65%, 3/25/35	Aaa/AAA	5,363,438
2,652	5.72%, 2/25/35	Aaa/AAA	2,668,406
1,705	5.924%, 4/25/35 (g)	Aaa/AAA	1,711,119

10.31.06 | Fixed Income SHares — Series C, M, R, Annual Report 27

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$85	Credit Suisse First Boston Mortgage Securities Corp.,
	5.607%, 3/25/32, CMO, FRN (d)(g)	Aaa/AAA	$84,692
14,556	First Horizon Asset Securities, Inc., 5.73%, 11/25/33, CMO, FRN	NR/AAA	14,568,914
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (d)	NR/BBB	892,018
1,500	GS Mortgage Securities Corp. II, 6.615%, 2/14/16, CMO (d)	NR/AAA	1,589,826
1,028	GSR Mortgage Loan Trust, 4.634%, 4/25/35, CMO, VRN	Aaa/AAA	1,018,897
	Harborview Mortgage Loan Trust, CMO, FRN,
9,206	5.52%, 2/19/46	Aaa/AAA	9,198,148
10,780	5.54%, 5/19/35	Aaa/AAA	10,811,174
36,473	Hilton Hotel Pool Trust, 0.873%, 10/3/15, CMO, IO, VRN (d)	Aaa/AA	867,539
3,043	Indymac Index Mortgage Loan Trust, 5.61%, 3/25/35, CMO, FRN	Aaa/AAA	3,056,100
2,000	JP Morgan Chase Commercial Mortgage Securities Corp.,
	6.465%, 11/15/35, CMO	NR/AAA	2,112,578
4,539	JP Morgan Mortgage Trust, 4.351%, 9/25/34, CMO, FRN	Aaa/AAA	4,475,684
4,310	LB-UBS Commercial Mortgage Trust, 3.17%, 12/15/26, CMO	Aaa/AAA	4,248,101
100	MASTR Adjustable Rate Mortgage Trust, 3.786%, 11/21/34, CMO, FRN	Aaa/AAA	96,781
	MASTR Reperforming Loan Trust, CMO,
4,806	7.00%, 5/25/35 (d)	Aaa/AAA	4,904,966
7,102	7.50%, 7/25/35 (g)	Aaa/AAA	7,439,476
4,082	8.00%, 7/25/35 (g)	Aaa/AAA	4,328,463
680	Mellon Residential Funding Corp., 5.82%, 10/20/29, CMO, FRN	NR/AAA	687,097
	MLCC Mortgage Investors, Inc., CMO, FRN,
1,097	5.21%, 7/25/29	Aaa/AAA	1,100,509
333	5.70%, 3/15/25	Aaa/AAA	334,454
1,126	Morgan Stanley Dean Witter Capital I, 4.60%, 3/25/33, CMO, FRN	Aaa/AAA	1,126,402
99	Residential Asset Securitization Trust, 5.83%, 3/25/33, CMO, FRN	Aaa/AAA	99,283
13,273	Residential Funding Mortgage Sec I, 4.603%, 3/25/35, CMO, VRN	Aaa/AAA	13,152,320
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
776	5.067%, 10/25/34, VRN	Aaa/AAA	784,474
86	5.45%, 1/25/36, VRN	Aaa/NR	85,632
2,992	5.82%, 6/25/34, FRN	Aaa/AAA	3,001,853
2,570	6.064%, 5/25/35, FRN (g)	Aaa/AAA	2,591,887
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
20,305	5.51%, 6/25/36	Aaa/AAA	20,327,482
9,733	5.55%, 5/25/36	Aaa/AAA	9,747,327
2,421	5.67%, 3/19/34	Aaa/AAA	2,450,929
3,390	5.70%, 12/19/33	Aaa/AAA	3,387,625
	Structured Asset Securities Corp., CMO, FRN,
519	5.004%, 2/25/34	Aaa/AAA	520,675
36	6.926%, 5/25/32	Aaa/AAA	36,706
2,483	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	NR/NR	2,541,331

28 Fixed Income SHares — Series C, M, R, Annual Report | 10.31.06

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Washington Mutual, Inc., CMO, FRN,
$6,005	5.135%, 10/25/32	Aaa/AAA	$5,941,180
73	5.59%, 12/25/45	Aaa/AAA	72,939
2,483	5.65%, 1/25/45	Aaa/AAA	2,494,799
2,172	5.745%, 11/25/34	Aaa/AAA	2,185,977
12,605	5.765%, 10/25/44	Aaa/AAA	12,631,588
	Wells Fargo Mortgage Backed Securities Trust, CMO,
12,200	4.319%, 7/25/35 FRN	Aaa/AAA	11,946,618
750	4.675%, 8/25/34, FRN	Aaa/AAA	725,047
697	5.00%, 6/25/18	Aaa/AAA	682,082
1,611	5.557%, 1/25/35, FRN	Aaa/AAA	1,586,126
	Total Mortgage-Backed Securities (cost–$260,780,625)		260,494,024
ASSET-BACKED SECURITIES–9.6%
2,012	Aames Mortgage Investment Trust, 5.73%, 10/25/35, FRN	NR/AAA	2,017,001
3,225	ACE Securities Corp., 5.40%, 12/25/35, FRN	Aaa/AAA	3,227,848
2,348	American Residential Eagle Certificate Trust, 6.33%, 5/25/28, FRN (d)	NR/NR	2,349,754
141	Amortizing Residential Collateral Trust, 5.60%, 6/25/32, FRN	NR/AAA	140,560
931	Argent Securities, Inc., 5.45%, 10/25/35, FRN	Aaa/AAA	931,850
2,351	Bayview Financial Asset Trust, 5.72%, 12/25/39, FRN (d)	Aaa/NR	2,361,249
	Bear Stearns Asset Backed Securities, Inc., FRN,
198	5.58%, 6/25/35	NR/AAA	198,348
6,018	5.92%, 6/15/43	Aaa/AAA	6,071,881
72	Cendant Mortgage Corp., 6.00%, 7/25/43, VRN (d)	NR/NR	72,476
800	Community Program Loan Trust, 4.50%, 4/1/29	NR/AAA	757,784
2,719	Conseco Recreational Enthusiast Consumer Trust, 5.55%, 8/15/25	Aa2/AA−	2,714,332
	Countrywide Asset-Backed Certificates, FRN,
9,945	5.41%, 1/25/46	Aaa/AAA	9,951,165
854	5.80%, 11/25/33 (d)	Aaa/AAA	859,171
2,591	5.81%, 12/25/31	Aaa/AAA	2,593,451
1,406	Credit-Based Asset Servicing & Securitization, 5.78%, 11/25/33, FRN	Aaa/AAA	1,409,722
2,945	Credit Suisse First Boston Mortgage Securities Corp., 5.58%, 1/25/43, FRN (d)	Aaa/AAA	2,944,979
2,729	Denver Arena Trust, 6.94%, 11/15/19 (b)(d)	NR/NR	2,778,146
79	EMC Mortgage Loan Trust, 5.70%, 5/25/40, FRN (d)	Aaa/AAA	79,547
	First Franklin Mortgage Loan Asset Backed Certificates, FRN,
4,734	5.71%, 10/25/34	Aaa/AAA	4,758,572
5,730	5.73%, 4/25/35	Aa1/AA+	5,755,694
22	First Plus Home Loan Trust, 7.32%, 11/10/23	NR/AA+	21,613
75	Fremont Home Loan Owner Trust, 6.12%, 12/25/29, FRN	Aaa/AAA	75,351
	Green Tree Financial Corp.,
6,921	6.18%, 4/1/30	Ba3/NR	6,781,878
5,836	6.81%, 12/1/27	Ba1/BBB	6,031,288
1,686	6.87%, 4/1/30	Ba3/NR	1,698,069

10.31.06 | Fixed Income SHares — Series C, M, R, Annual Report 29

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$1,000	7.06%, 2/1/31	NR/B−	$851,173
1,221	7.40%, 6/15/27	A2/AA+	1,271,461
488	7.55%, 1/15/29	NR/A+	513,662
21,500	GSAMP Trust, 5.49%, 1/25/36, FRN	Aaa/AAA	21,518,677
1,352	Home Equity Asset Trust, 5.41%, 5/25/36, FRN (d)	Aaa/AAA	1,351,972
6,022	IXIS Real Estate Capital Trust, 5.48%, 9/25/35, FRN	Aaa/AAA	6,026,013
3,833	Long Beach Mortgage Loan Trust, 6.28%, 3/25/32, FRN	Aa2/NR	3,894,405
500	Madison Avenue Manufactured Housing Contract, 6.78%, 3/25/32, FRN	Baa1/A+	508,203
3,264	Mesa Trust Asset Backed Certificates, 5.73%, 12/25/31, FRN (d)	NR/NR	3,278,658
1,949	Mid-State Trust, 6.005%, 8/15/37	Aaa/AAA	1,976,074
	Residential Asset Mortgage Products, Inc.,
1,768	5.42%, 5/25/35, FRN	Aaa/AAA	1,769,512
5,000	5.634%, 1/25/34	Aaa/AAA	5,023,437
2,000	5.90%, 7/25/34	Aaa/AAA	1,959,863
	Residential Asset Securities Corp.,
3,000	5.76%, 3/25/35, FRN	Aa2/AA	3,011,318
382	7.14%, 4/25/32	A2/A	384,341
4,000	SACO I, Inc., 5.71%, 11/25/35, FRN	Aaa/AAA	4,003,873
1,445	Terwin Mortgage Trust, 5.51%, 7/25/36, FRN	NR/AAA	1,446,639
10,000	USAA Auto Owner Trust, 5.31%, 3/16/09	Aaa/AAA	10,005,637
4,876	Wachovia Auto Owner Trust, 2.91%, 4/20/09	Aaa/AAA	4,821,432
	Total Asset-Backed Securities (cost–$140,288,285)		140,198,079
MUNICIPAL BONDS–0.7%
	California–0.3%
5,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/30, Ser. A	Aa3/AA−	5,212,350
	New York–0.4%
5,000	New York City Municipal Water Finance Auth. Rev., 5.00%, 6/15/35, Ser. A	Aa2/AA+	5,222,900
	Total Municipal Bonds (cost–$9,855,668)		10,435,250
SHORT-TERM INVESTMENTS–11.4%
	U.S. Treasury Bills (j)–0.6%
8,785	4.721%-4.81%, 12/14/06 (cost–$8,734,925)		8,734,925
	Commercial Paper–0.1%
	Banking–0.1%
2,000	Barclay’s Bank PLC, 5.265%, 1/29/07 (cost–$1,999,898)	A-1+/NR	1,973,800
	Asset-Backed Securities–0.0%
10,940	Bear Stearns Asset Backed Securities, Inc., 5.00%, 3/25/07, IO, VRN (b)	NR/AAA	178,924
2,000	NPF XII, Inc., 2.763%, 11/1/03, FRN (b)(d)(f)(g)	NR/NR	—
	Total Asset-Backed Securities (cost–$1,789,290)		178,924

30 Fixed Income SHares — Series C, M, R, Annual Report | 10.31.06

Fixed Income SHares—Series M
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Repurchase Agreements–10.7%
$58,000	Credit Suisse First Boston,
	dated 10/31/06, 5.25%, due 11/1/06,
	proceeds $58,008,458; collateralized by
	U.S. Treasury Inflation Indexed Bond, 2.50%,
	7/15/16, valued at $59,430,576 including
	accrued interest		$58,000,000
91,700	Credit Suisse First Boston,
	dated 10/31/06, 5.26%, due 11/1/06,
	proceeds $91,713,398; collateralized by
	U.S. Treasury Note, 5.625%,
	5/15/08, valued at $93,816,714 including
	accrued interest		91,700,000
5,030	State Street Bank & Trust Co.,
	dated 10/31/06, 4.90%, due 11/1/06,
	proceeds $5,030,685; collateralized by
	Federal Home Loan Bank, 4.125%, 10/19/07,
	valued at $5,134,514 including accrued interest		5,030,000
	Total Repurchase Agreements (cost–$154,730,000)		154,730,000
	Total Short-Term Investments (cost–$167,254,113)		165,617,649
OPTIONS PURCHASED (k)—0.0%

Contracts/ Notional Amount (000)
	Put Options–0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
282	strike price $90.50, expires 9/17/07		1
3,000	strike price $91.25, expires 6/18/07		7
6,400	strike price $91.25, expires 12/17/07		16
363	strike price $92, expires 3/19/07		1
700	strike price $92, expires 12/17/07		2
405	strike price $92.50, expires 12/18/06		1
	Fannie Mae, Over the Counter (b),
125,000,000	strike price $84.50, expires 11/06/06		12
450,000,000	strike price $87, expires 2/05/07		13,500
357,500,000	strike price $88.25, expires 12/05/06		357
617,000,000	strike price $89, expires 11/06/06		62
75,000,000	strike price $89.50, expires 2/05/07		1,575
217,000,000	strike price $91.75, expires 11/06/06		22
	Total Options Purchased (cost–$321,730)		15,556
	Total Investments (cost–$3,716,709,717)	256.6%	3,731,899,320
	Liabilities in excess of other assets	(156.6)	(2,277,754,663)
	Net Assets	100.0%	$1,454,144,657

See accompanying Notes to Financial Statements | 10.31.06 | Fixed Income SHares — Series C, M, R, Annual Report 31

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
U.S. TREASURY BONDS & NOTES–159.0%
	U.S. Treasury Bonds & Notes,
$ 200	4.25%, 11/15/14		$ 195,430
500	4.50%, 2/28/11 (e)		498,711
600	4.50%, 2/15/36 (e)		579,281
200	5.125%, 5/15/16		207,969
100	6.625%, 2/15/27		123,414
	U.S. Treasury Inflation Indexed Bonds & Notes (i),
44,188	0.875%, 4/15/10 (e)		41,653,666
1,922	1.625%, 1/15/15		1,818,022
15,986	1.875%, 7/15/13		15,484,788
13,941	1.875%, 7/15/15		13,427,669
3,972	2.00%, 1/15/14		3,872,920
16,294	2.00%, 7/15/14 (e)		15,876,283
18,491	2.00%, 1/15/16		17,969,187
11,711	2.00%, 1/15/26		11,196,134
103	2.375%, 4/15/11		102,203
22,823	2.375%, 1/15/25		23,109,903
2,019	2.50%, 7/15/16		2,048,817
18,287	3.00%, 7/15/12 (e)		18,856,711
12,359	3.50%, 1/15/11 (e)		12,860,042
35,360	3.625%, 1/15/08 (e)		35,423,602
11,219	3.625%, 4/15/28		13,857,536
1,550	3.875%, 4/15/29		1,996,617
14,354	4.25%, 1/15/10 (e)		15,073,473
	Total U.S. Treasury Bonds & Notes (cost–$250,144,408)		246,232,378
U.S. GOVERNMENT AGENCY SECURITIES–16.7%
	Fannie Mae,
55	5.632%, 10/1/44, FRN, MBS	Aaa/AAA	54,793
25,700	6.00%, 11/1/36 (e)	Aaa/AAA	25,860,625
	Total U.S. Government Agency Securities (cost–$25,889,972)		25,915,418
CORPORATE BONDS & NOTES–1.6%
	Banking–0.1%
200	Unicredit Luxembourg Finance S.A., 5.426%, 10/24/08, FRN (d)	A1/NR	200,498
	Financial Services–1.3%
800	Ford Motor Credit Co., 7.875%, 6/15/10	B1/B	781,253
100	General Electric Capital Corp., 5.43%, 12/12/08, FRN	Aaa/AAA	100,132
700	General Motors Acceptance Corp., 6.875%, 9/15/11	Ba1/BB	705,525
100	Rabobank Nederland, 5.394%, 1/15/09, FRN (d)	Aaa/AAA	100,068
300	Wachovia Bank N.A., 5.461%, 12/2/10, FRN	Aa2/AA−	300,416
			1,987,394

32 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Multi-Media–0.2%
$ 300	CSC Holdings, Inc., 7.875%, 12/15/07	B2/BB+	$ 304,875
	Total Corporate Bonds & Notes (cost–$2,408,591)		2,492,767
MORTGAGE-BACKED SECURITIES–0.4%
73	Countrywide Home Loan Mortgage Pass-Through Trust,
	5.67%, 6/25/35, CMO, FRN (d)	Aaa/AAA	72,644
336	GSR Mortgage Loan Trust, 4.54%, 9/25/35, CMO, FRN	NR/AAA	332,708
184	Lehman XS Trust, 5.41%, 7/25/46, CMO, FRN	Aaa/AAA	181,932
	Total Mortgage-Backed Securities (cost–$590,929)		587,284
ASSET-BACKED SECURITIES–0.1%
57	Merrill Lynch Mortgage Investors, Inc., 5.41%, 1/25/37, FRN	Aaa/AAA	56,606
38	Soundview Home Equity Loan Trust, 5.40%, 2/25/36, FRN	Aaa/AAA	38,488
	Total Asset-Backed Securities (cost–$95,025)		95,094
MUNICIPAL BONDS–0.1%
	New York–0.1%
100	New York City Municipal Water Finance Auth. Rev.,
	4.75%, 6/15/38, Ser. D (cost–$101,034)	Aa2/AA+	102,479
SHORT-TERM INVESTMENTS–25.5%
	Sovereign Debt Obligations–16.8%
	France–11.3%
	France Treasury Bill BTF,
€1,000	2.89%, 11/23/06	NR/NR	1,274,096
€2,180	2.952%, 12/7/06	NR/NR	2,774,229
€9,650	3.188%, 12/28/06	NR/NR	12,254,614
€880	3.208%, 12/28/06	NR/NR	1,117,483
			17,420,422
	Germany–3.4%
€4,100	German Government Bond, 4.00%, 2/16/07	Aaa/AAA	5,239,551
	Netherlands–2.1%
€2,600	Dutch Treasury Certificate, 3.113%, 11/30/06	NR/NR	3,310,189
	Total Sovereign Debt Obligations (cost–$25,853,405)		25,970,162
	U.S. Treasury Notes (i)–4.3%
$6,692	U.S. Treasury Inflation Indexed Notes,
	3.375%, 1/15/07 (cost–$6,698,523)		6,615,189
	Commercial Paper–2.1%
	Banking–2.1%
3,300	Total Finance, 5.29%, 11/1/06 (cost–$3,300,000)	NR/NR	3,300,000

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 33

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	U.S. Treasury Bills (j)–1.2%
$ 1,945	4.755%-4.865%, 11/30/06-12/14/06 (cost–$1,934,505)		1,934,505
	Corporate Notes–0.5%
	Financial Services–0.2%
300	Atlantic & Western Ltd., 11.372%, 1/9/07, Ser. A, FRN (b)(d)	NR/BB+	298,683
	Hotels/Gaming–0.3%
400	Park Place Entertainment Corp., 9.375%, 2/15/07	Ba1/BB−	404,000
	Total Corporate Notes (cost–$704,984)		702,683
	Repurchase Agreement–0.6%
973	State Street Bank & Trust Co., dated 10/31/06, 4.90%, due 11/1/06, proceeds $973,132; collateralized by Federal Home Loan Bank, 4.125%, 10/19/07, valued at $996,175 including accrued interest (cost–$973,000)		973,000
	Total Short-Term Investments (cost–$39,464,417)		39,495,539
OPTIONS PURCHASED (k)–0.0%
Contracts/ Notional Amount
	Put Options–0.0%
	EPUT TII 0.875%, 4/10, Over the Counter,
50,000,000	strike price $81, expires 1/26/07 (b)		50
	EPUT TII 3.625%, 1/08, Over the Counter,
25,000,000	strike price $95, expires 12/28/06 (b)		25
	U.S. Treasury Bond Futures, Chicago Board of Trade,
60	strike price $105, expires 11/21/06		938
	U.S. Treasury Notes 5 yr. Futures, Chicago Board of Trade,
135	strike price $103, expires 11/21/06		2,109
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
325	strike price $101, expires 11/21/06		5,078
	Total Options Purchased (cost–$27,392)		8,200
	Total Investments before options written (cost–$318,721,768)–203.4%		314,929,159

34 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2006 (continued)

Contracts			Value
OPTIONS WRITTEN (k)–(0.0)%
	Call Options–(0.0)%
	U.S. Treasury Bond Futures, Chicago Board of Trade,
23	strike price $112, expires 11/21/06		$(24,438)
18	strike price $113, expires 11/21/06		(9,562)
	Put Options–(0.0)%
	U.S. Treasury Bond Futures, Chicago Board of Trade,
3	strike price $106, expires 11/21/06		(47)
18	strike price $108, expires 11/21/06		(281)
	Total Options Written (premiums received–$29,714)		(34,328)
	Total Investments net of options written (cost–$318,692,054)	203.4%	314,894,831
	Liabilities in excess of other assets	(103.4)	(160,102,152)
	Net Assets	100.0%	$154,792,679

Notes to Schedule of Investments:

*	Unaudited

(a)	Private Placement. Restricted as to resale and may not have a readily available market.

(b)	Illiquid security.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the ‘‘LIBOR’’ or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)	144A Security — Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after October 31, 2006.

(f)	Security in default.

(g)	Fair-valued security.

(h)	Principal Amount is less than $500.

(i)	Inflationary Bonds — Principal amount of security is adjusted for inflation.

(j)	All or partial amount segregated as collateral for futures contracts and/or transactions in options written.

(k)	Non-income producing.

(l)	All or partial amount segregated as collateral for reverse repurchase agreement.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 35

Fixed Income SHares—Series R
Schedule of Investments
October 31, 2006 (concluded)

Glossary:

€ – Euros

¥ – Japanese Yen

ADR – American Depositary Receipt

BTF – French fixed treasury bills with a maturity of less than one year.

CAD – Canadian Dollar

CBO – Collateralized Bond Obligation

CMO – Collateralized Mortgage Obligation

FGIC – insured by Financial Guaranty Insurance Co.

FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2006.

GO – General Obligation Bond

IO – Interest Only

LIBOR – London Inter-Bank Offered Rate

MBS – Mortgage-Backed Securities

NR – Not Rated

OAT – Obligations Assimilables du Trésor

UNIT – More than one class of securities traded together.

VRN – Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2006.

36 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

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10.31.06 | Fixed Incomes SHares — Series C, M, R Annual Report 37

Fixed Income SHares—Series C, M, R
Statements of Assets and Liabilities
October 31, 2006

	Series C	Series M	Series R
Assets:
Investments, at value (cost–$1,699,936,019, $3,716,709,717 and $318,721,768, respectively)	$1,714,167,265	$3,731,899,320	$314,929,159
Cash (including foreign currency for Series C and Series R with a value and cost of $7,414,909 and $7,311,709 and $53,418 and $53,418, respectively)	8,521,909	194	54,304
Interest and dividend receivable	15,411,044	6,569,576	2,136,267
Premiums for swaps purchased	5,000,114	895,785	1,670,240
Receivable for shares of beneficial interest sold	4,491,421	4,508,948	—
Receivable for investments sold	4,049,590	1,040,157,848	1,223,620
Receivable for variation margin on futures contracts	2,773,375	1,739,891	96,783
Unrealized appreciation on swaps	2,303,237	450,738	121,978
Unrealized appreciation on forward foreign currency contracts	137,734	—	—
Total Assets	1,756,855,689	4,786,222,300	320,232,351
Liabilities:
Payable for investments purchased	276,963,655	3,060,399,132	161,080,433
Unrealized depreciation on swaps	11,506,446	755,941	1,081,073
Premiums on swaps sold	6,651,016	593,740	133,733
Dividends payable	3,813,806	6,227,373	585,434
Unrealized depreciation on forward foreign currency contracts	3,632,219	—	241,230
Payable for short sales (proceeds of $3,063,188, $0, and $1,208,200, respectively)	3,087,408	—	1,225,313
Options written, at value (premiums received– $1,250,688, $0 and $29,714)	1,292,818	—	34,328
Payable for reverse repurchase agreements	—	263,000,000	—
Payable for shares of beneficial interest redeemed	333,115	328,529	1,042,708
Interest payable on short positions	—	—	15,420
Interest payable on reverse repurchase agreements	—	772,928	—
Total Liabilities	307,280,483	3,332,077,643	165,439,672
Net Assets	$1,449,575,206	$1,454,144,657	$154,792,679
Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$123,064	$127,830	$15,642
Paid-in-capital in excess of par	1,412,228,998	1,441,132,991	161,947,792
Undistributed (dividends in excess of) net investment income	5,441,069	438,000	273,518
Accumulated net realized gain (loss)	21,963,291	(6,812,953)	(2,667,305)
Net unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	9,818,784	19,258,789	(4,776,968)
Net Assets	$1,449,575,206	$1,454,144,657	$154,792,679
Shares Outstanding	123,063,839	127,830,205	15,641,868
Net Asset Value, Offering Price and Redemption Price Per Share	$11.78	$11.38	$9.90

38 Fixed Income Shares — Series C, M, R Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, M, R
Statements of Operations
For the year ended October 31, 2006

	Series C	Series M	Series R
Investment Income:
Interest (net of foreign withholding tax of $7,621 for Series C)	$56,416,857	$60,298,824	$8,088,145
Dividends	259,973	7,875	—
Other Income	136,217	1,205	—
Total Investment Income	56,813,047	60,307,904	8,088,145
Expenses:
Interest expense	—	772,928	—
Net Investment Income	56,813,047	59,534,976	8,088,145
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	11,783,027	(9,662,168)	(2,581,040)
Futures contracts	(1,542,933)	(1,330,116)	952,132
Options written	1,805,468	290,763	121,415
Swaps	29,033,411	5,976,236	255,099
Foreign currency transactions	(13,426,199)	40,877	(436,763)
Net change in unrealized appreciation/depreciation of: Investments	15,954,854	40,156,157	(1,870,512)
Futures contracts	9,592,915	5,799,045	293,298
Options written	(418,608)	(6,387)	24,157
Swaps	(15,729,102)	(3,580,488)	(1,164,319)
Foreign currency transactions	200,052	(51,330)	(164,930)
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	37,252,885	37,632,589	(4,571,463)
Net Increase in Net Assets Resulting from Investment Operations	$94,065,932	$97,167,565	$3,516,682

See accompanying Notes to Financial Statements | 10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 39

Fixed Income SHares—Series C
Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Investment Operations:
Net investment income	$56,813,047	$31,166,878
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	27,652,774	13,523,542
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	9,600,111	(18,116,027)
Net increase in net assets resulting from investment operations	94,065,932	26,574,393
Dividends and Distributions to Shareholders from:
Net investment income	(69,030,360)	(34,208,506)
Net realized gains	—	(20,054,520)
Total dividends and distributions to shareholders	(69,030,360)	(54,263,026)
Capital Share Transactions:
Net proceeds from the sale of shares	749,761,882	549,865,399
Cost of shares redeemed	(274,395,704)	(148,178,542)
Net increase in net assets from capital share transactions	475,366,178	401,686,857
Total increase in net assets	500,401,750	373,998,224
Net Assets:
Beginning of year	949,173,456	575,175,232
End of year (including undistributed net investment income of $5,441,069 and $18,268,916, respectively)	$1,449,575,206	$949,173,456
Shares Issued and Redeemed:
Issued	65,438,024	46,326,796
Redeemed	(23,911,058)	(12,475,884)
Net Increase	41,526,966	33,850,912

40 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series M
Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Investment Operations:
Net investment income	$59,534,976	$29,093,364
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(4,684,408)	5,523,907
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	42,316,997	(27,752,535)
Net increase in net assets resulting from investment operations	97,167,565	6,864,736
Dividends and Distributions to Shareholders from:
Net investment income	(60,921,854)	(30,923,890)
Net realized gains	—	(22,562,551)
Total dividends and distributions to shareholders	(60,921,854)	(53,486,441)
Capital Share Transactions:
Net proceeds from the sale of shares	753,120,265	561,553,070
Cost of shares redeemed	(277,417,874)	(142,426,726)
Net increase in net assets from capital share transactions	475,702,391	419,126,344
Total increase in net assets	511,948,102	372,504,639
Net Assets:
Beginning of year	942,196,555	569,691,916
End of year (including undistributed net investment income of $438,000 and $381,305, respectively)	$1,454,144,657	$942,196,555
Shares Issued and Redeemed:
Issued	68,230,195	49,153,193
Redeemed	(25,095,040)	(12,460,770)
Net Increase	43,135,155	36,692,423

See accompanying Notes to Financial Statements | 10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 41

Fixed Income SHares—Series R
Statement of Changes in Net Assets

	Year Ended October 31, 2006	Year Ended October 31, 2005
Investment Operations: Net investment income	$8,088,145	$3,836,375
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(1,689,157)	(591,794)
Net change in unrealized appreciation/depreciation of investments futures contracts, options written, swaps and foreign currency transactions	(2,882,306)	(2,000,665)
Net increase in net assets resulting from investment operations	3,516,682	1,243,916
Dividends and Distributions to Shareholders from: Net investment income	(8,195,315)	(3,838,910)
Net realized gains	—	(15,918)
Total dividends and distributions to shareholders	(8,195,315)	(3,854,828)
Capital Share Transactions: Net proceeds from the sale of shares	101,778,033	148,701,735
Cost of shares redeemed	(77,756,074)	(13,755,725)
Net increase in net assets from capital share transactions	24,021,959	134,946,010
Total increase in net assets	19,343,326	132,335,098
Net Assets: Beginning of year	135,449,353	3,114,255
End of year (including undistributed net investment income of $273,518 and $100,172, respectively)	$154,792,679	$135,449,353
Shares Issued and Redeemed: Issued	10,155,549	14,309,606
Redeemed	(7,794,484)	(1,328,997)
Net Increase	2,361,065	12,980,609

42 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, M
Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
Series C:	2006		2005		2004		2003		2002
Net asset value, beginning of year	$11.64		$12.06		$11.62		$10.51		$11.35
Investment Operations:
Net investment income	0.55		0.48		0.49		0.71		0.73
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	0.31		0.04		0.64		1.16		(0.62)
Total from investment operations	0.86		0.52		1.13		1.87		0.11
Dividends and Distributions to Shareholders from:
Net investment income	(0.72)		(0.54)		(0.51)		(0.71)		(0.72)
Net realized gains	—		(0.40)		(0.18)		(0.05)		(0.23)
Total dividends and distributions to shareholders	(0.72)		(0.94)		(0.69)		(0.76)		(0.95)
Net asset value, end of year	$11.78		$11.64		$12.06		$11.62		$10.51
Total Investment Return (1)	7.69%		4.42%		10.14%		18.16%		1.06%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,449,575		$949,173		$575,175		$374,097		$205,881
Ratio of operating expenses to average net assets (3)	0.00%		0.00%		0.00	%(2)	0.00	%(2)	0.00%
Ratio of net investment income to average net assets (3)	4.89%		4.08%		4.16%		6.11%		6.78%
Portfolio turnover	560%		510%		180%		297%		332%
Series M:
Net asset value, beginning of year	$11.12		$11.87		$11.48		$11.75		$11.53
Investment Operations:
Net investment income	0.57		0.44		0.37		0.51		0.52
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	0.27		(0.29)		0.65		0.23		0.62
Total from investment operations	0.84		0.15		1.02		0.74		1.14
Dividends and Distributions to Shareholders from:
Net investment income	(0.58)		(0.46)		(0.43)		(0.51)		(0.52)
Net realized gains	—		(0.44)		(0.20)		(0.50)		(0.40)
Total dividends and distributions
to shareholders	(0.58)		(0.90)		(0.63)		(1.01)		(0.92)
Net asset value, end of year	$11.38		$11.12		$11.87		$11.48		$11.75
Total Investment Return (1)	7.80%		1.32%		9.17%		6.67%		10.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,454,145		$942,197		$569,692		$368,612		$215,803
Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.00%
Ratio of net investment income to average net assets (3)	5.11%		3.85%		3.21%		4.43%		4.54%
Portfolio turnover	928%		706%		894%		750%		722%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2006, 2005, 2004 and 2003 would be 0.07%, 0.05%, 0.01% and 0.01%, respectively.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment manager or the Sub-Adviser. Participants in these programs pay a ‘‘wrap’’ fee to the sponsor of the program.

See accompanying Notes to Financial Statements | 10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 43

Fixed Income SHares—Series R
Financial Highlights
For a share outstanding throughout each period:

	Year Ended October 31,		For the period April 15, 2004* through October 31, 2004
Series R:	2006	2005
Net asset value, beginning of period	$10.20	$10.37	$10.00
Investment Operations:
Net investment income	0.54	0.50	0.26
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(0.29)	(0.16)	0.37
Total from investment operations	0.25	0.34	0.63
Dividends and Distributions to Shareholders from:
Net investment income	(0.55)	(0.50)	(0.26)
Net realized gains	—	(0.01)	—
Total dividends and distributions to shareholders	(0.55)	(0.51)	(0.26)
Net asset value, end of period	$9.90	$10.20	$10.37
Total Investment Return (1)	2.49%	3.30%	6.41%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$154,793	$135,449	$3,114
Ratio of operating expenses to average net assets (3)	0.00%	0.00%	0.00	%(2)
Ratio of net investment income to average net assets (3)	5.33%	5.28%	4.72	%(2)
Portfolio turnover	593%	175%	23%

*	Commencement of operations.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Annualized.

(3)	Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment manager or the Sub-Adviser. Participants in these programs pay a ‘‘wrap’’ fee to the sponsor of the program.

44 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies

Fixed Income SHares (the ‘‘Trust’’), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Series C, Series M, Series R (the ‘‘Portfolios’’), and the Allianz Dresdner Daily Asset Fund. These financial statements relate to Series C, Series M and Series R. The financial statements for Allianz Dresdner Daily Asset Fund are provided separately. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE. The Portfolios are authorized to issue an unlimited number of shares of beneficial interest at $0.001 par value.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes − an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Portfolios’ management has recently begun to evaluate the application of the Interpretation, and is not yet in a position at this time to estimate the significance of its impact, if any, on the Portfolios’ financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Under the Trust’s organizational documents, the Portfolios’ officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Portfolio that have not yet been asserted. However, the Portfolios expect the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Portfolios:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Portfolios’ investments in senior floating rate loans (‘‘Senior Loans’’) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Board of Trustees. Such procedures include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. At October 31, 2006, no Senior

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 45

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies (continued)

Loans were fair valued. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolios’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

(c) Federal Income Taxes

The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions

Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended October 31, 2006, permanent differences of $610,534, $1,443,573 and $280,516 are primarily attributable to the differing treatment of foreign currency transactions, swap payments and paydowns for Fish C, M and R, respectively. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Option Transactions

The Portfolios may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premium and

46 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies (continued)

change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from the current market.

(g) Interest Rate/Credit Default Swaps

The Portfolios may enter into interest rate and credit default swap contracts (‘‘swaps’’) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Portfolios are required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Portfolios would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolios would keep the stream of payments and would have no payment obligations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation in the Statements of Operations.

The Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Portfolios would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Portfolios would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Portfolios would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Portfolios are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation in the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Portfolios, payment of the agreed upon amount made by the Portfolios in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Portfolios, the agreed upon amount received by the Portfolios in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Portfolios.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 47

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies (continued)

or securities equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(i) Forward Foreign Currency Contracts — Series C, Series R

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Series C and Series R may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. These Portfolios may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(j) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(k) Repurchase Agreements

The Portfolios enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (‘‘repurchase agreements’’). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(l) Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Portfolios cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities. At October 31, 2006, the Series M had reverse repurchase agreements outstanding of $263,000,000. The weighted average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2006 was $13,150,000 at a weighted average interest rate of 5.29%.

48 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(m) When-Issued/Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Portfolios do not participate in future gains and losses with respect to the security.

(n) Stripped Mortgage Backed Securities (‘‘SMBS’’)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

(o) Restricted Securities

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Short Sales

Series C, Series M and Series R entered into short sales transactions during the year ended October 31, 2006. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(q) Senior Loans

The Portfolios purchase assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the ‘‘Agent’’) for a lending syndicate of financial institutions (the ‘‘Lender’’). When purchasing an assignment, the Portfolios succeed all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

2. Investment Manager/Sub-Adviser

(a) Investment Manager/Sub-Adviser

The Investment Manager serves in its capacity pursuant to an Investment Management Agreement with the Trust. Pursuant to a Portfolio Management Agreement, the Investment Manager employs the Sub-Adviser, an affiliate of the Investment Manager, to serve as sub-adviser and provide investment advisory services to the Portfolios. The Investment Manager receives no investment management or other fees from the Portfolios and at its own expense pays the fees of the Sub-Adviser. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of ‘‘wrap-fee’’ programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a ‘‘wrap fee’’ to their investment adviser. Although the Portfolios do not

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 49

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

2. Investment Manager/Sub-Adviser (continued)

compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Management Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (‘‘Administration Agreement’’) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor

Allianz Global Investors Distributors LLC (‘‘the Distributor’’), an affiliate of the Investment Manager, serves as the distributor of the Trust’s shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolios pays the Distributor.

3. Investment in Securities

For the year ended October 31, 2006, purchases and sales of investments, other than short-term securities were:

	U.S. Government Agency		All Other
	Purchases	Sales	Purchases	Sales
Series C:	$6,549,870,879	$6,564,533,443	$628,699,157	$383,818,871
Series M:	27,670,305,043	26,249,605,451	177,834,232	32,424,242
Series R:	1,302,677,895	1,176,785,716	10,204,288	4,644,100

(a) Futures contracts outstanding at October 31, 2006:

Series C:	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Financial Future British Pound—90 day	1,389	$313,529	12/19/07	$(630)
Financial Future Euro—90 day	9,908	2,359,219	12/17/07	5,682,358
Financial Future Euro—90 day	3,041	724,404	3/17/08	2,387,723
U.S. Treasury Bond Futures	61	6,872	12/19/06	140,586
U.S. Treasury Notes 10 yr. Futures	1	108	12/19/06	1,281
				$8,211,318

Series M:	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Financial Future Euro—90 day	9,337	$2,223,256	12/17/07	$3,789,593
Financial Future Euro—90 day	1,279	304,674	3/17/08	1,298,829
Short: U.S. Treasury Notes 5 yr. Futures	(1,345)	(141,982)	12/29/06	(714,033)
				$4,374,389

50 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

3. Investment in Securities (continued)

Series R:	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euro Bond 10 yr. Future	1	$150	12/7/06	$534
U.S. Treasury Bond Futures	107	12,054	12/19/06	193,938
U.S. Treasury Notes 5 yr. Futures	135	14,251	12/29/06	94,072
Short: U.S. Treasury Notes 10 yr. Futures	(52)	(5,627)	12/19/06	(52,328)
				$236,216

(b) Transactions in options written for the year ended October 31, 2006:

Series C:	Contracts/Notional	Premiums
Options outstanding, October 31, 2005	2,776	$1,130,353
Options written	70,404,610	1,925,711
Options terminated in closing purchase transactions	(3,046)	(1,139,085)
Options expired	(6,402,460)	(666,291)
Options outstanding, October 31, 2006	64,001,880	$1,250,688

Series M:	Contracts	Premiums
Options outstanding, October 31, 2005	1,400	$290,762
Options terminated in closing purchase transactions	(1,400)	(290,762)
Options outstanding, October 31, 2006	—	—

Series R:	Contracts/Notional	Premiums
Options outstanding, October 31, 2005	58	$18,260
Options written	5,200,678	169,844
Options terminated in closing purchase transactions	(244)	(57,739)
Options exercised	(220)	(36,597)
Options expired	(5,200,210)	(64,054)
Options outstanding, October 31, 2006	62	$29,714

(c) Credit default swaps contracts outstanding at October 31, 2006:

Series C:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs
CSC Holdings	$5,000	12/20/07	(0.55)%	$28,263
Ford Motor Credit	15,000	6/20/07	4.65%	394,641
International Paper	3,000	6/20/10	0.78%	56,576
Nordstrom	2,200	6/20/11	(0.18)%	(781)
Southwest Airlines	2,000	6/20/11	(0.29)%	(10,859)
Washington Mutual	4,600	6/20/16	(0.39)%	(17,590)
Lehman Brothers
Federative Republic of Brazil	4,400	7/20/13	2.02%	163,341
Starwood Hotels & Resorts Worldwide	2,700	9/20/11	1.01%	(23,065)

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 51

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Merrill Lynch
Apache	$4,500	6/20/10	0.39%	$40,120
Canadian National Resources	1,800	3/20/10	0.32%	5,290
Ford Motor Credit	1,100	9/20/10	3.80%	21,951
General Electric Credit	1,800	6/20/10	0.30%	14,072
Phelps Dodge	3,000	6/20/10	0.73%	36,593
XTO Energy	1,300	3/20/10	0.38%	6,145
Morgan Stanley
Altria Group	2,500	12/20/10	0.95%	69,335
Conoco	4,700	3/20/11	0.23%	14,774
Dow Jones CDX	41,900	12/20/11	0.40%	104,283
Dow Jones CDX	25,200	12/20/16	(0.65)%	(100,980)
Time Warner	5,000	9/20/10	0.58%	63,032
Walt Disney	1,400	6/20/11	(0.18)%	(2,504)
				$862,637

Series R:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received by Portfolio	Unrealized Appreciation
Goldman Sachs Ford Motor Credit	$500	9/20/07	2.30%	$4,291
GMAC	300	6/20/11	3.40%	23,914
				$28,205

(d) Interest rate swap agreements outstanding at October 31, 2006:

Series C:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$195,000	6/15/09	6 month EURIBOR	5.00%	$(789,197)
Goldman Sachs	38,500	12/20/16	5.00%	3 month LIBOR	(1,239,531)
Lehman Brothers	700,000	6/21/07	3 month LIBOR	4.00%	(6,468,746)
Lehman Brothers	323,700	12/20/08	3 month LIBOR	5.00%	805,204
Lehman Brothers	121,200	12/20/13	5.00%	3 month LIBOR	(2,776,365)
Lehman Brothers	1,600	12/20/16	5.00%	3 month LIBOR	(51,513)
Merrill Lynch	700	12/15/24	6.00%	3 month LIBOR	(25,315)
Morgan Stanley	204,600	12/20/08	3 month LIBOR	5.00%	479,617
					$(10,065,846)

52 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

3. Investment in Securities (continued)

Series M:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Unrealized Appreciation (Depreciation)
Lehman Brothers	$33,000	12/20/13	5.00%	3 month LIBOR	$(755,941)
Lehman Brothers	14,000	12/20/16	3 month LIBOR	5.00%	450,738
					$(305,203)

Series R:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Portfolio	Payments received by Portfolio	Unrealized Appreciation (Depreciation)
Goldman Sachs	$6,200	12/20/08	3 month LIBOR	5.00%	$59,442
Goldman Sachs	€600	6/17/15	4.50%	6 month EURIBOR	29,537
Goldman Sachs	$3,900	12/20/16	5.00%	3 month LIBOR	(125,563)
Lehman Brothers	1,000	12/20/11	5.00%	3 month LIBOR	(17,635)
Lehman Brothers	800	12/20/13	5.00%	3 month LIBOR	(18,326)
Lehman Brothers	100	12/20/16	5.00%	3 month LIBOR	(3,219)
Lehman Brothers	9,700	12/20/36	5.00%	3 month LIBOR	(625,944)
Morgan Stanley	500	12/20/08	3 month LIBOR	5.00%	4,794
Morgan Stanley	4,500	12/20/36	5.00%	3 month LIBOR	(290,386)
					$(987,300)

EURIBOR—European Union Interbank Offered Rate

LIBOR—London Interbank Offered Rate

Series C, Series M and Series R received $500,000, $250,000 and $750,000 par value, respectively, in U.S. Treasury Bills as collateral for swap contracts.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 53

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

3. Investment in Securities (continued)

(e) Forward foreign currency contracts outstanding at October 31, 2006:

Series C:	U.S. $ Value Origination Date	U.S. $ Value October 31, 2006	Unrealized Appreciation (Depreciation)
Purchased:
547,000 Brazilian Real settling 12/13/06	$246,645	$253,680	$7,035
1,676,560 Brazilian Real settling 1/18/07	763,513	772,231	8,718
11,000,000 Chilean Peso settling 11/8/06	204,854	211,473	6,619
400,455,000 Chilean Peso settling 12/18/06	744,553	762,645	18,092
18,480,000 Euro settling 11/20/06	23,623,871	23,614,041	(9,830)
25,496,000 Indian Rupee settling 2/26/07	543,046	561,951	18,905
8,190,000 Indian Rupee settling 3/20/07	176,509	180,327	3,818
11,738,327,000 Japanese Yen settling 11/15/06	103,143,956	100,414,951	(2,729,005)
8,600,000 Mexican Peso settling 12/4/06	782,472	797,809	15,337
3,035,000 Mexican Peso settling 1/16/07	273,628	280,917	7,289
2,929,000 Polish Zloty settling 11/24/06	949,850	965,911	16,061
1,851,542 Russian Ruble settling 12/13/06	69,333	69,377	44
3,376,458 Russian Ruble settling 1/17/07	126,673	126,649	(24)
23,088,000 Russian Ruble settling 3/15/07	868,469	866,609	(1,860)
1,245,000 Singapore Dollar settling 11/27/06	786,397	800,593	14,196
155,000 Singapore Dollar settling 5/21/07	98,676	100,243	1,567
2,596,750 South African Rand settling 11/2/06	416,421	351,696	(64,725)
2,596,750 South African Rand settling 5/16/07	339,420	344,788	5,368
197,700,000 South Korean Won settling 12/26/06	207,952	210,121	2,169
108,905,000 South Korean Won settling 2/26/07	113,751	115,960	2,209
661,014,000 South Korean Won settling 3/21/07	694,051	704,358	10,307
3,003,000 Taiwan Dollar settling 11/24/06	90,670	90,452	(218)
3,104,000 Taiwan Dollar settling 2/26/07	96,909	94,189	(2,720)
Sold:
2,714,000 British Pound Sterling settling 11/30/06	5,081,571	5,177,689	(96,118)
1,200,000 Canadian Dollar settling 11/30/06	1,054,185	1,071,936	(17,751)
150,530,000 Euro settling 12/8/06	191,887,844	192,530,020	(642,176)
404,127,000 Japanese Yen settling 11/15/06	3,394,756	3,457,085	(62,329)
2,596,750 South African Rand settling 11/2/06	346,233	351,696	(5,463)
			$(3,494,485)

Series R:	U.S. $ Value Origination Date	U.S. $ Value October 31, 2006	Unrealized Depreciation
Purchased:
542,552,000 Japanese Yen settling 11/15/06	$4,769,801	$4,641,235	$(128,566)
Sold:
18,737,000 Euro settling 12/8/06	23,860,936	23,964,890	(103,954)
56,474,000 Japanese Yen settling 11/15/06	474,394	483,104	(8,710)
			$(241,230)

54 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

3. Investment in Securities (continued)

(f) Short sales outstanding at October 31, 2006 were:

Series C:

Type	Coupon	Maturity	Par	Proceeds	Value
Government National Mortgage Association	5.50%	11/1/36	$3,100,000	$3,063,188	$3,087,408

Series R:

Type	Coupon	Maturity	Par	Proceeds	Value
U.S. Treasury Note	4.875%	8/15/16	$1,200,000	$1,208,200	$1,225,313

(f) Open reverse repurchase agreements at October 31, 2006:

Series M:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Lehman Securities	5.29%	10/12/06	11/22/06	$263,772,928	$263,000,000

Collateral for open reverse repurchase agreements at October 31, 2006 as reflected in the schedule of investments:

Series M:

Counterparty	Description	Rate	Maturity Date	Par	Value
Lehman Securities	Fannie Mae	5.00%	10/1/35	$281,930,821	$272,376,493

4. Income Tax Information

Series C:

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Ordinary Income	$69,030,360	$44,473,202
Long-Term Capital Gains	—	9,789,824

At October 31, 2006, the tax character of distributable earnings of $27,469,023 was comprised of $18,471,208 of ordinary income and $9,024,815 of long-term capital gains.

During the fiscal year ended October 31, 2006, Series C utilized its entire capital loss carryforward of $7,260,009 from the prior year.

Series M:

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Ordinary Income	$60,921,854	$52,355,698
Long-Term Capital Gains	—	1,130,743

At October 31, 2006, the tax character of distributable earnings of $437,999 was comprised entirely of ordinary income.

At October 31, 2006, Series M had a capital loss carryforward of $2,526,079 ($2,036,836 of which will expire in 2013 and $489,243 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 55

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

4. Income Tax Information (continued)

Series R:

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Ordinary Income	$8,195,315	$3,845,448
Long-Term Capital Gains	—	9,380

At October 31, 2006, the tax character of distributable earnings of $35,906 was comprised of entirely of ordinary income.

At October 31, 2006, Series R had a capital loss carryforward of $2,434,762 ($771,954 of which will expire in 2013 and $1,662,808 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2006 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series C	$1,700,004,353	$22,610,316	$8,447,404	$14,162,912
Series M	3,716,728,095	21,304,327	6,133,102	15,171,225
Series R	318,721,768	292,823	4,085,432	(3,792,609)

The primary difference between book and tax appreciation (depreciation) on investments was attributable to wash sales. In addition, Series C, M and R have appreciation (depreciation) on foreign currency and derivatives, for tax purposes, of $(4,435,788), $(199,306) and $(979,289), respectively. The primary difference between book and tax appreciation (depreciation) on foreign currency and derivatives relates to different tax treatment for futures, forwards, options and swaps.

5. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution, and waiver of or return of certain sales charges paid by open-end fund shareholders.

56 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Notes to Financial Statements
October 31, 2006

5. Legal Proceedings (continued)

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory activities relating to the Portfolios.

The foregoing speaks only as of the date hereof.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 57

Fixed Income SHares—Series C, M, R
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Fixed Income Shares — Series C, M, R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series M and Fixed Income SHares: Series R (each a portfolio of Fixed Income SHares, hereafter referred to as the ‘‘Funds’’) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
December 22, 2006

58 Fixed Income SHares—Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements

The Investment Company Act of 1940 requires that both the full Board of Trustees (the ‘‘Trustees’’) and a majority of the non-interested (‘‘independent’’) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the ‘‘Advisory Agreement’’) with the Investment Manager and a Portfolio Management Agreement (the ‘‘Sub-Advisory Agreement’’ and together with the Advisory Agreement the ‘‘Agreements’’) with the Sub-Adviser, as it pertains to Series C, Series M and Series R (collectively, the ‘‘Portfolios’’) of the Trust. The Trustees met on June 20 and 21, 2006 (the ‘‘contract review meeting’’) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (ii) an estimate of the profitability to the Investment Manager from its relationship with the Portfolios for the twelve months ended December 31, 2005, (iii) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In determining to approve the Advisory Agreement and the Sub-Advisory Agreement, the Trustees met with the relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable agreement. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals expected to be on the team of investment professionals managing their portion of the Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the Portfolios were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable agreement. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the Trust, including their professional liability insurance coverage and the Investment Manager’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and Sub-Adviser in managing the Portfolios, as described in the Prospectuses. In this connection, the Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and Sub-Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Trustees concluded that the Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Portfolios, given each Portfolio’s investment objectives and policies.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 59

Fixed Income SHares—Series C, M, R
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the Portfolios under the Advisory Agreement and Sub-Advisory Agreement, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Portfolios’ compliance with applicable regulations and policies including the appointment of a Chief Compliance Officer and the adoption of enhanced compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the Portfolios, as described above, was consistent with the Portfolios’ operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolios’ investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and Sub-Adviser in these matters. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios compared with similar accounts managed by the Sub-Adviser. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Portfolios’ performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolios.

In re-approving the agreements, the Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable under either the Advisory Agreement with the Investment Manager or the Portfolio Management Agreement between the Investment Manager and the Sub-Adviser. The Trustees did consider, however, the amounts paid to the Investment Manager and the Sub-Adviser from the ‘‘wrap fee’’ paid by the sponsors of the wrap programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, as well as the fees ‘‘imputed’’ to the Investment Manager and the Sub-Adviser, as disclosed in the Portfolios’ Prospectus. Because the Portfolios did not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the Portfolios’ growth of assets, whether fee levels reflect economies of scale for the Portfolios’ shareholders or comparisons of fees paid by the Portfolios with fees paid to other investment advisers or by other clients of the Investment Manager or the Sub-Adviser.

The Trustees also considered the profitability to the Investment Manager of the relationship of the Investment Manager and its affiliates to the Portfolios, and determined that such profitability was not excessive. The Trustees considered the costs of the services provided under the Agreements, as well as the fees and profits, if any, expected to be realized by the Investment Manager, the Sub-Adviser and their affiliates from their relationship with the Portfolios.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Portfolios are an investment options. Such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called ‘‘fallout benefits’’ to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser will receive services from brokers who execute portfolio transactions for the Portfolios.

Based on the foregoing, the Trustees decided to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisors for the Portfolios.

60 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Tax Information

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (October 31, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended October 31, 2006 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, during the tax year ended October 31, 2006, per share dividends were comprised entirely of ordinary income of:

Series C	$0.71694
Series M	$0.57746
Series R	$0.54509

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Series C designates qualified dividend income of $259,973.

There were no ordinary dividends paid by the Funds during the year ended October 31, 2006 that qualified for the Dividends Received Deduction to corporate shareholders.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with each Portfolio’s tax year ended October 31, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios. In January 2007, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 61

Fixed Income SHares Annual Report
Privacy Policy, Proxy Voting Policies &
Procedures

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

62 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Fixed Income SHares—Series C, M, R
Board of Trustees

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number
of Portfolios in Fund Complex/Outside Fund
Complexes CurrentlyOverseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2000 Term of office: Perpetual Trustee/Director of 24 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2002 Term of office: Perpetual Trustee/Director of 24 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2005 Term of office: Perpetual Trustee/Director of 24 funds in Fund Complex Trustee/Director of no funds outside of Fund complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since:
Dec 2006
Trustee since: 2005
Term of office: Perpetual
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.
John C. Maney Date of Birth: 8/3/59 Term of Office: Perpetual Trustee of 24 Funds Trustee of no funds outside of Fund Complex	Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America since November 2006. Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).
William B. Ogden IV Date of Birth: 1/11/45 Trustee since: 2006 Term of office: Perpetual Trustee/Director of 24 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant; formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2004 Term of office: Perpetual Trustee/Director of 24 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

10.31.06 | Fixed Income SHares — Series C, M, R Annual Report 63

Fixed Income SHares—Series C, M, R
Principal Officers

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 67 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 67 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, inc.) (1996-2004).
William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President, Chief Legal Officer, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management and Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of Prudential Insurance Company of America (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia; Associate General Counsel, Friedman, Billings, Ramsey, Inc.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 67 funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

64 Fixed Income SHares — Series C, M, R Annual Report | 10.31.06

Trustees and Principal Officers

Robert E. Connor
    Trustee
Paul Belica
    Trustee
John J. Dalessandro II
    Trustee
Hans W. Kertess
    Trustee, Chairman of the Board of Trustees
John C. Maney
    Trustee
William B. Ogden IV
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Vice President, Secretary & Chief Legal Officer
Youse E. Guia
    Chief Compliance Officer
Kathleen Chapman
    Assistant Secretary
William Healey
    Assistant Secretary
Richard Kirk
    Assistant Secretary
Lagan Srivastava
    Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

Allianz Dresdner Daily Asset Fund

Annual Report

October 31, 2006

This material is authorized for use only when preceded or accompanied by the current Fund’s prospectus.

This report, including the financial information herein, is transmitted to the shareholders of Allianz Dresdner Daily Asset Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Fixed Income SHares — Allianz Dresdner Daily Asset Fund — Letter to Shareholders

December 12, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for Allianz Dresdner Daily Asset Fund (‘‘the Fund’’) for the fiscal year ended October 31, 2006.

At the beginning of the fiscal year the fed funds rate stood at 4.25% and Alan Greenspan was the Chairman of the Federal Reserve Board. At the close of the fiscal year, Ben Bernanke had replaced Mr. Greenspan and the fed funds rate was 5.25%, where it remains today. After a rough start we believe Mr. Bernanke has done a good job. He appears to have properly anticipated the resilience of the U.S. economy and correctly stayed vigilant on inflation. As of this writing, investors and traders have had a different call. Thus far, the new chairman has been right.

We have remained very cautious in our approach to investing. At October 31, 2006 in excess of 80% of the securities in the Fund were in floating rate securities more than 60% being fed funds floaters which reset daily. Since the Fund is a securities lending investment vehicle, we are very aware that there is a cost for the cash in the Fund. Consequently, we can not afford to lag that cost.

In retrospect, 2006 was a very good year for the Fund. The Fund grew from roughly $548 million to more than $2 billion.

We look forward to continued growth and outstanding performance in 2007.

Charles H. Dedekind Portfolio Manager Dresdner Advisors LLC	John Bilello Portfolio Manager Dresdner Advisors LLC

Allianz Dresdner Daily Asset Fund
Performance & Statistics
October 31, 2006 (unaudited)

Primary Investments:

Money Market Instruments

Inception Date:

3/24/04

Net Assets:

$2,059.1 million

Portfolio Managers:

John Bilello and Charles Dedekind

Total Return
1 Year	4.97%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Total return for a period of less than one year is not annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Seven Day & Thirty-Day Yields:
7 day yield	5.34%
7 day compounded yield	5.48%

30 day yield	5.33%
30 day compounded yield	5.46%

Money market funds are not insured or guaranteed by the FDIC or any other government agency, and although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Asset Allocation (% of investments)

The 7-day yield quotation more closely reflects the current earning of the Fund than the total return quotation.

Expense Example: Please refer to the ‘‘Important Information about the Fund’’ pages herein for an explanation of the information presented in the following Expense Example.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio based on the Period May 1, 2006 through October 31, 2006	Expenses Paid during the Period** May 1, 2006 through October 31, 2006
Actual	$1,000	$1,026.70	0.05%	$0.26
Hypothetical	$1,000	$1,024.95	0.05%	$0.26

**	Expenses are equal to the Fund’s annualized expense ratio of 0.05%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the # of days in the period).

Allianz Dresdner Daily Asset Fund
Important Fund Information
October 31, 2006 (unaudited)

Proxy Voting   —   since the Fund invests exclusively in non-voting securities, the Fund does not have proxy voting policies and procedures.

Form N-Q   —   The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s Performance & Statistics page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example:

As a Shareholder of the Fund you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including Management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses:

The first line of the expense table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Allianz Dresdner Daily Asset Fund
Schedule of Investments
October 31, 2006

Principal Amount (000)		Value
CORPORATE BONDS & NOTES–71.4%
$1,500	Bank of America Corp., 5.57%, 12/6/06, Ser. 33, FRN	$1,500,901
	Barclays Bank PLC, FRN,
50,000	5.266%, 11/6/06	49,995,657
25,000	5.276%, 11/6/06	24,997,516
60,000	Beta Finance, Inc., 5.412%, 11/1/06, FRN (a)	60,015,089
23,000	BMW US Capital LLC, 5.32%, 11/15/06, FRN (a)	23,000,000
10,000	BNP Paribas, 5.31%, 11/27/06, FRN (a)	10,001,025
50,000	Calyon NY, 5.262%, 11/3/06, FRN	49,984,061
77,000	CC USA, Inc., 5.412%, 11/1/06, FRN (a)	77,019,357
30,000	Cheyne Finance LLC, 5.342%, 11/1/06, FRN (a)	29,997,353
	CIT Group, Inc., FRN,
41,785	5.63%, 11/20/06	41,834,027
1,734	5.638%, 11/24/06	1,738,558
15,515	Countrywide Financial Corp., 5.53%, 1/11/07, Ser. A, FRN	15,522,446
55,000	Credit Suisse First Boston Corp., 5.342%, 1/12/07, FRN	54,994,402
25,000	Deutsche Bank NY, 5.443%, 11/1/06, FRN	25,003,811
60,000	Dorada Finance, Inc., 5.413%, 11/1/06, FRN (a)	60,015,425
	Goldman Sachs Group, Inc., Ser. B, FRN,
3,300	5.467%, 12/29/06	3,301,366
1,000	5.497%, 1/2/07	1,000,887
	Harrier Finance Funding LLC, FRN
10,000	5.33%, 11/13/06	10,001,533
50,000	5.418%, 11/1/06	50,013,430
2,000	Household Finance Corp., 5.59%, 11/9/06, FRN	2,000,827
1,700	HSBC Finance Corp., 5.44%, 12/1/06, FRN	1,700,279
	K2 USA LLC, FRN
20,000	5.32%, 11/27/06	20,003,877
25,000	5.353%, 11/1/06	24,997,780
25,000	5.373%, 11/1/06	25,000,176
	Lehman Brothers Holdings, Inc., FRN,
40,000	5.37%, 11/27/06	40,000,000
15,000	5.463%, 11/1/06, Ser. H	15,008,343
	Links Finance LLC, FRN
20,000	5.353%, 11/1/06	19,999,041
15,000	5.358%, 11/1/06	14,999,424
35,000	5.368%, 11/1/06	34,999,902
30,000	Macquarie Bank Ltd., 5.33%, 11/21/06, FRN (a)	30,000,000
	Merrill Lynch & Co., Inc., FRN,
80,000	5.363%, 11/1/06	79,998,909
20,000	5.443%, 11/1/06, Ser. C	20,010,430

Allianz Dresdner Daily Asset Fund
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Value
CORPORATE BONDS & NOTES (continued)
	Morgan Stanley, FRN,
$10,000	5.342%, 11/3/06	$10,000,000
20,000	5.483%, 11/1/06, Ser. F	20,004,225
1,410	5.505%, 1/29/07	1,411,494
90,000	Natexis Banques Populaires, 5.368%, 11/1/06, FRN	90,000,000
14,000	Northern Rock PLC, 5.362%, 11/3/06, FRN (a)	14,000,000
50,000	Sedna Finance, Inc., 5.334%, 1/16/07, FRN (a)	49,992,829
	Sigma Finance, Inc., FRN
45,000	5.353%, 11/1/06	44,996,725
45,000	5.408%, 11/1/06	45,007,252
3,000	Societe Generale, 5.265%, 11/21/06, FRN	2,998,819
80,000	Tango Finance Corp., 5.353%, 11/1/06, FRN (a)	79,998,411
	Toyota Motor Credit Corp., FRN,
50,000	5.29%, 7/19/07	50,000,000
45,500	5.35%, 11/1/06	45,498,490
4,500	5.405%, 11/1/06, Ser. B	4,501,578
25,000	Unicredito Italiano Bank, 5.33%, 11/9/06, FRN	25,000,000
	Wachovia Corp., FRN,
53,000	5.363%, 11/1/06	53,000,000
13,300	5.423%, 11/1/06, Ser. E	13,300,934
2,159	5.454%, 1/22/07	2,160,328
	Total Corporate Bonds & Notes (cost–$1,470,526,917)	1,470,526,917
MASTER NOTES–12.1%
95,000	Bank of America Corp., 5.382%, 11/1/06, FRN	95,000,000
60,000	Bear Stearns Co., Inc., 5.432%, 11/1/06, FRN	60,000,000
95,000	Citigroup Global Markets, Inc., 5.382%, 11/1/06, FRN	95,000,000
	Total Master Notes (cost–$250,000,000)	250,000,000
COMMERCIAL PAPER–7.8%
50,000	Lakeside Funding LLC, 5.32%, 11/8/06 (a)	50,000,000
50,000	Morgan Stanley, 5.372%, 3/13/07	50,000,000
60,000	Ormond Quay Funding LLC, 5.275%, 1/19/07	59,996,521
	Total Commercial Paper (cost–$159,996,521)	159,996,521
PROMISSORY NOTES–3.6%
	Goldman Sachs Group, Inc.,
55,000	5.422%, 1/23/07	55,000,000
20,000	5.422%, 3/20/07	20,000,000
	Total Promissory Notes (cost–$75,000,000)	75,000,000

Allianz Dresdner Daily Asset Fund
Schedule of Investments
October 31, 2006 (continued)

Principal Amount (000)		Value
TIME DEPOSIT–2.7%
$56,240	Sun Trust Bank, 5.27%, 11/1/06 (cost–$56,240,176)	$56,240,176
ASSET-BACKED SECURITIES–2.3%
10,000	Cheyne High Grade ABS CDO Ltd., 5.466%, 11/10/06, FRN (a)	10,000,000
25,000	Holmes Financing PLC, 5.29%, 11/15/06, FRN	25,000,000
12,000	Permanent Financing PLC, 5.29%, 11/10/06, FRN (a)	12,000,000
	Total Asset-Backed Securities (cost–$47,000,000)	47,000,000
	Total Investments (cost–$2,058,763,614)–99.9%	2,058,763,614
	Other assets less liabilities–0.1%	342,978
	Net Assets–100.0%	$2,059,106,592

Notes to Schedule of Investments:

(a)	144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:

ABS–Asset-Backed Security

CDO–Collateralized Debt Obligation

FRN–Floating Rate Note, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on October 31, 2006.

Allianz Dresdner Daily Asset Fund
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments, at value (cost–$2,058,763,614)	$2,058,763,614
Receivable for Fund shares sold	13,964,236
Interest receivable	9,546,898
Prepaid expenses	29,112
Total Assets	2,082,303,860
Liabilities:
Payable for Fund shares repurchased	13,964,236
Dividends payable	8,856,515
Investment management fees payable	58,750
Accrued expenses	317,767
Total Liabilities	23,197,268
Net Assets	$2,059,106,592
Net Assets Consist of:
Paid-in-capital (no par value, unlimited number of shares authorized; 2,059,131,367 shares outstanding)	$2,059,131,367
Accumulated net realized loss on investments	(24,775)
Net Assets	$2,059,106,592
Net Asset Value Per Share	$1.00

Allianz Dresdner Daily Asset Fund
Statement of Operations
For the year ended October 31, 2006

Investment Income:
Interest	$67,304,899
Expenses:
Administration fees	393,837
Investment advisory fees	229,739
Custodian and accounting agent fees	124,500
Registration fees	38,159
Trustees’ fees and expenses	29,520
Insurance expense	23,797
Audit and tax service fees	20,066
Transfer agent fees	18,557
Legal fees	17,470
Shareholder communications	4,639
Miscellaneous expense	917
Total expenses	901,201
Less: investment advisory fees waived	(203,816)
custody credits earned on cash balances	(1,605)
Net expenses	695,780
Net investment income	66,609,119
Net realized loss on investments	(24,775)
Net Increase in Net Assets Resulting from Investment Operations	$66,584,344

Allianz Dresdner Daily Asset Fund
Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Investment Operations:
Net investment income	$66,609,119	$16,796,080
Net realized gain (loss) on investments	(24,775)	2,428
Net increase in net assets resulting from investment operations	66,584,344	16,798,508
Dividends and Distributions to Shareholders from:
Net investment income	(66,609,119)	(16,796,080)
Net realized gains	(2,428)	(1,097)
Total dividends and distributions to shareholders	(66,611,547)	(16,797,177)
Capital Share Transactions:
Net proceeds from the sale of shares	6,992,743,695	1,972,732,267
Cost of shares redeemed	(5,482,193,749)	(1,629,273,559)
Net increase in net assets from capital share transactions	1,510,549,946	343,458,708
Total increase in net assets	1,510,522,743	343,460,039
Net Assets:
Beginning of year	548,583,849	205,123,810
End of year	$2,059,106,592	$548,583,849
Shares Issued and Redeemed:
Issued	6,992,743,695	1,972,732,267
Redeemed	(5,482,193,749)	(1,629,273,559)
Net increase	1,510,549,946	343,458,708

Allianz Dresdner Daily Asset Fund Financial Highlights
For a share outstanding throughout each period:

	Year ended		For the Period March 24, 2004* through October 31, 2004
	October 31, 2006	October 31, 2005
Net asset value, beginning of period	$1.00	$1.00	$1.00
Investment Operations:
Net investment income	0.05	0.03	0.01
Net realized gain (loss) on investments	(0.00) **	0.00 **	0.00	**
Total from investment operations	0.05	0.03	0.01
Dividends and Distributions to Shareholders from:
Net investment income	(0.05)	(0.03)	(0.01)
Net realized gain	(0.00) **	(0.00) **	(0.00)	**
Total dividends and distributions to shareholders	(0.05)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00
Total Return (1)	4.97%	2.97%	0.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,059,107	$548,584	$205,124
Ratio of expenses to average net assets (2)(3).	0.05%	0.05%	0.05	%(4)
Ratio of net investment income to average net assets (3)	5.07%	3.06%	1.30	%(4)

*	Commencement of operations.

**	Less than $0.005 per share.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(F) in Notes to Financial Statements).

(3)	During the periods indicated above, the Investment Adviser waived all or a portion of its fee and assumed a portion of the Fund’s operating expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.07% and 5.05%, respectively, for the year ended October 31, 2006; 0.08% and 3.03%, respectively, for the year ended October 31, 2005; and 0.09% (annualized) and 1.26% (annualized), respectively for the period March 24, 2004 (commencement of operations) through October 31, 2004.

(4)	Annualized.

Allianz Dresdner Daily Asset Fund
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies

Allianz Dresdner Daily Asset Fund (the ‘‘Fund’’) is one of four separate funds which comprise Fixed Income SHares (the ‘‘Trust’’). The Trust was organized as a Massachusetts business trust on November 3, 1999 and, in addition to the Fund, is comprised of Series C, Series M and Series R (the ‘‘Portfolios’’). The Fund commenced operations on March 24, 2004. These financial statements relate to the Fund. The financial statements for the Portfolios are provided separately. The Fund is registered under the Investment Company Act of 1940 (‘‘1940 Act’’), as an open-end investment company. The Fund is authorized to issue an unlimited number of shares of beneficial interest at no par value.

The preparation of the financial statements, in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

The Fund values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The use of amortized cost is subject to compliance with the Fund’s amortized cost procedures and certain conditions under Rule 2a-7 of the 1940 Act.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Allianz Dresdner Daily Asset Fund
Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(d) Dividends and Distributions

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.

(e) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (‘‘repurchase agreements’’). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Adviser, Administrator and Distributor

(a) Investment Adviser

Dresdner Advisors LLC (‘‘Dresdner Advisors’’ or the ‘‘Investment Adviser’’), a wholly-owned subsidiary of Dresdner Bank AG, serves as the Fund’s investment adviser. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for managing the Fund’s investment activities. Pursuant to an investment advisory agreement with the Fund, the Investment Adviser receives an annual fee, payable monthly, at the annual rate of 0.0175% of the Fund’s average daily net assets. The Investment Adviser has agreed to waive its investment advisory fee and/or pay all or a portion of the Fund’s other operating expenses so that the Fund’s net operating expenses do not exceed 0.053% (net of any expense offset) of the Fund’s average daily net assets.

(b) Administrator

Allianz Global Investors Fund Management LLC (‘‘the Administrator’’), an affiliate of the Investment Adviser and an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P., (‘‘Allianz Global’’), serves as the Fund’s administrator and is responsible for managing the Fund’s business affairs and administrative matters. Pursuant to an administration agreement with the Fund, the Administrator receives an annual fee, payable monthly, at an annual rate of 0.03% of the Fund’s average daily net assets.

(c) Distributor

Allianz Global Investors Distributors LLC (the ‘‘Distributor’’), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Fund’s shares. Pursuant to a distribution agreement with the Trust, the Investment Adviser on behalf of the Fund pays the Distributor.

Allianz Dresdner Daily Asset Fund
Notes to Financial Statements
October 31, 2006

3. Capital Stock

The following schedule details shareholders owning 5% or more of the Fund and the percentage held by such shareholder at October 31, 2006:

Ownership Percentage
Miami Dade County	22.08%
Allianz OCC Value Fund	15.38
Allianz RCM Global Technology Fund	6.38

Investment activity by these shareholders could have a material impact on the Fund.

4. Income Tax Information

The tax character of dividends and distributions paid for the years ended October 31, 2006 and October 31, 2005 of $66,611,547 and $16,797,177, respectively was comprised entirely from ordinary income.

The cost basis of portfolio securities for federal income tax purposes is $2,058,763,614.

At October 31, 2006, the Fund had a capital loss carryforwarded of $24,775 of which will expire in 2014, available as a reduction, to the extent provided in the regulations of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

5. Legal Proceedings

In June and September 2004, the Administrator, certain of its affiliates (including the Distributor and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Administrator serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Administrator and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in the settlements. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Administrator and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to the consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the four other lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution, and waiver of or return of certain sales charges paid by the open-end fund shareholders

The Administrator believes that these matters are not likely to have a material adverse effect on the Fund or on its ability to perform its administration services relating to the Fund.

The foregoing speaks only as of the date hereof.

Allianz Dresdner Daily Asset Fund
Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Fixed Income SHares and Shareholders of
Allianz Dresdner Daily Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Allianz Dresdner Daily Asset Fund (a fund of Fixed Income Shares, hereafter referred to as the ‘‘Fund’’) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
December 22, 2006

Allianz Dresdner Daily Asset Fund
Tax Information (unaudited)

Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s fiscal year-end (October 31, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, during the tax year ended October 31, 2006, per share dividends of $0.0486 were comprised entirely from ordinary income.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2006. The amount that will be reported, will be the amount to be used on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended October 31, 2006. Shareholders are advised to consult with their tax advisors as to the federal, state and local tax status of the income received by the Fund.

Allianz Dresdner Daily Asset Fund
Matters Relating to the Trustees
Consideration of the Investment
Management and Portfolio Management Agreements October 31, 2006
(unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the ‘‘Trustees’’) and a majority of the non-interested (‘‘independent’’) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the ‘‘Advisory Agreement’’) with the Investment Adviser as it pertains to the Fund. The Trustees met on June 20 and 21, 2006 (the ‘‘contract review meeting’’) for the specific purpose of considering whether to approve the Advisory Agreement. The independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s Advisory Agreement should be approved for a year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Adviser under the Advisory Agreement.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Adviser which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) an estimate of the profitability to the Investment Adviser from its relationship with the Fund for the twelve months ended December 31, 2005, (iv) descriptions of various functions performed by the Investment Adviser for the Fund, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In determining to approve the Advisory Agreement, the Trustees met with the relevant investment advisory personnel from the Investment Adviser and considered information relating to personnel providing services under the Advisory Agreement. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals expected to be on the team of investment professionals managing the Fund. The Trustees also took into account the time and attention that had been devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Investment Adviser to the Fund were appropriate to fulfill effectively the duties of the Investment Adviser under the Advisory Agreement. The Trustees also considered the business reputation of the Investment Adviser its their inception, its significant financial resources, the Investment Adviser’s experience in managing the Fund, including its professional liability insurance coverage and the Investment Adviser’s assets under and concluded that its would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Adviser in managing the Fund, as described in the Prospectus. In this connection, the Trustees considered the Investment Adviser’s in-house research capabilities, including its ongoing forecasting of industry, sector and overall market movements, interest rates and the development of it ongoing outlook on the global economy, as well as other resources available to the Investment Adviser’s personnel, including research services available to the Investment Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Investment Adviser’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

Allianz Dresdner Daily Asset Fund
Matters Relating to the Trustees
Consideration of the Investment
Management and Portfolio Management Agreements October 31, 2006
(unaudited)

The Trustees noted that the Investment Adviser does not have other advisory clients. The Trustees noted that the Investment Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Fund’s compliance with applicable regulations and policies, including the appointment of a Chief Compliance Officer, and the adoption of enhanced compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Adviser and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Adviser’s services to the Fund, as described above, was consistent with the Fund’s operational requirements, including, in addition to the applicable investment objectives, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Adviser designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its codes of ethics), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Adviser in these matters. The Trustees also received information concerning standards of the Investment Adviser with respect to the execution of the Fund’s transactions. The information considered by the Trustees included information regarding the Investment Adviser, its personnel, policies and practices included in the Form ADV.

The Trustees considered the information provided by Lipper Inc. regarding the performance of the Fund and similar money market funds. The Trustees noted that for the one-year period ended April 30, 2006, the Fund ranked first in the Lipper universe. In the course of their deliberations, the Trustees took into account information provided by the Investment Adviser in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that they were satisfied with the Investment Adviser’s responses and efforts relating to the investment performance of the Fund.

The Trustees also considered that the Investment Adviser received a monthly investment advisory fee from the Fund but that the Investment Adviser has contractually agreed to waive, reduce or reimburse the fee as set forth in the Prospectus.

The Trustees also considered the profitability to the Investment Adviser of the relationship of the Investment Adviser and its affiliates to the Fund and determined that such profitability was not excessive. The Trustees considered the costs of the services provided under the Advisory Agreement, as well as the fees and profits, if any, expected to be realized by the Investment Adviser and its affiliates from their relationship with the Fund.

The Trustees also took into account so-called ‘‘fallout benefits’’ to the Investment Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Adviser will receive services from brokers who execute portfolio transactions for the Fund.

Based on the foregoing, the Trustees decided to continue to engage the Investment Adviser to serve as investment adviser for the Fund.

Allianz Dresdner Daily Asset Fund
Board of Trustees (unaudited)
October 31, 2006 (unaudited)

Name, Date of Birth, Position(s) Held with Fund, Length of Service, Other Trusteeships/ Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2004 Term of office: Perpetual Trustee/Director of 24 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2004 Term of office: Perpetual Trustee/Director of 24 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loan, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; fomerly, Manager of Stratigos Fund LLC, Whisrler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2005 Term of office: Perpetual Trustee of 24 funds in Fund Complex Trustee of no funds outside of Fund Complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-deal and member of the New York Stock Exchange.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: Dec. 2006
Trustee since: 2005
Term of office: Perpetual
Trustee of 24 funds in Fund Complex
Trustee of no funds outside of Fund Complex	President, H Kertess & Co., a financial advisory company, formerly, Managing Director, Royal Bank of Canada Capital Markets.
John C. Maney† Date of Birth: 8/3/59 Term of office: Perpetual Trustee of 24 funds in Fund Complex Trustee of no funds outside of Fund Complex	Chief Financial officer of Allianz Global Investors Fund Management LLC, Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America since November 2006. Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1996-2001).
William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006 Term of office: Perpetual Trustee/Director of 24 Funds in Fund Complex; Trustee/Director of no funds ouside of Fund Complex	Asset Management Industry Consultant; formerly Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2005 Term of office: Perpetual Trustee of 24 funds in Fund Complex Trustee of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

†	Mr. Maney is an ‘‘interested person’’ of the Fund to his affiliation with Allianz Global Investors of America L.P. and the Administrator.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information dated March 1, 2006, which can be obtained upon request, without charge, by calling the Fund’s transfer agent at (800)-331-1710.

Allianz Dresdner Daily Asset Fund
Principal Officer (unaudited)
October 31, 2006 (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Mangement LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex
Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary since: 2004 Chief Legal Officer since: 2005	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 24 funds in the Fund Complex. Secretary & Chief Legal Officer of 12 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Nueberger Berman LLC (1991-2004).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 67 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investor of America L.P. (2002-2004), Audit Manager, PricewaterhouseCoopers LLP (1996-2002).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since 2006	Assistant Secretary of 67 funds in the fund Complex; Manager — IIG Advosry Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).
William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President, Chief Legal Office, Allianz Global Investors of America LP, Allianz Global Investors Fund Management and Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of Prudential Insurance Company of America (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assiatant Secretary since: 2006	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004), Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex, formerly, Vice President, Counsel Prudential Finanical, Inc./ American Skandia, Associate General counsel, Friedman, Billings, Ramsey, Inc.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary sinc: 2006	Assistant Secretary of 67 funds in the Fund Complexl formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignationor removal.

Trustees and Principal Officers

Robert E. Connor
    Trustee
Paul Belica
    Trustee
John J. Dalessandro II
    Trustee
Hans W. Kertess
    Trustee, Chairman of the Board of Trustees
William B. Ogden
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer
Thomas J. Fuccillo
    Vice President, Secretary & Chief Legal Officer
Youse E. Guia
    Chief Compliance Officer

Investment Adviser

Dresdner Advisors LLC
1301 Avenue of the Americas
New York, NY 10019

Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the ‘‘Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers’’) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Manager’s code of ethics are included as an exhibit Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an ‘‘audit committee financial expert,’’ and that he is ‘‘independent,’’ for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the ‘‘Reporting Periods’’) for professional services rendered by the Registrant’s principal accountant (the ‘‘Auditor’’) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,000. in 2005 and $110,000 in 2006.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2005 and $0 in 2006.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (‘‘Tax Services’’) were $12,500 in 2005 and $29,500 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Fixed Income SHares: Series C, Series M, Series R and Allianz Dresdner Daily Asset Fund (THE ‘‘TRUST’’)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (‘‘Committee’’) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the ‘‘Investment Manager’’) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the ‘‘Accounting Affiliates’’). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $3,257,987 and the 2006 Reporting Period was $2,228,248.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT OMPANIES

Disclosure not required for open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end investment management companies

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH – Code of Ethics

(a) (2) Exhibit 99 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fixed Income SHares

By    /s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 8, 2007

By    /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 8, 2007

By    /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 8, 2007